UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

CATERPILLAR

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
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Fee paid previously with preliminary materials.
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2022 PROXY STATEMENT

June 8, 2022
8 a.m. Central Time
Virtual Annual Meeting of Shareholders

Notice of Annual Meeting

CATERPILLAR®

“Caterpillar’s Values in Action define and unite us as one Caterpillar. They represent our shared commitment to the highest standards of business conduct, guiding us as we fulfill our purpose of helping our customers build a better, more sustainable world.”

D. James Umpleby III

Chairman and Chief Executive Officer

OUR VALUES IN ACTION

Integrity
The Power of Honesty
Integrity is the foundation of all we do.

Excellence
The Power of Quality
We set and achieve ambitious goals.

Teamwork
The Power of Working Together
We help each other succeed.

Commitment
The Power of Responsibility
We embrace our responsibilities.

Sustainability
The Power of Endurance
We are committed to building a better world.

TABLE OF CONTENTS

We are sending you these proxy materials in connection with Caterpillar’s solicitation of proxies, on behalf of its Board of Directors, for the 2022 Annual Meeting of Shareholders (Annual Meeting). Distribution of these materials is scheduled to begin on April 28, 2022. Please submit your vote or proxy by telephone, mobile device, internet or, if you received your materials by mail, you can complete and return your proxy or voting instruction form by mail.

LETTER TO SHAREHOLDERS	5
PROXY SUMMARY	6
Annual Meeting of Shareholders	6
Shareholder Voting Matters	6
Our Director Nominees	7
Governance Highlights	8
2021 Performance Highlights	8
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS	9
DIRECTORS & GOVERNANCE	10
PROPOSAL 1 Election of Directors	10
Overview of Our Board	10
Board Attendance - 2021	10
Board Evolution Since 2016	11
Diversity of Skills and Expertise	11
Director Continuous Education and Development	12
Board’s Role in Risk Oversight	12
Director Nominations and Evaluations	12
Director Candidate Biographies and Qualifications	14
Director Compensation	18
Board Election and Leadership Structure	20
Duties and Responsibilities of Presiding Director	20
Corporate Governance Guidelines and Code of Conduct	20
Board Evaluation Process	20
Board Committees	21
Director Independence Determinations	23
Communication with the Board	23
Investor Outreach	23
Political Contributions and Lobbying	24
Related Party Transactions	24
AUDIT	25
PROPOSAL 2 Ratification of our Independent Registered Public Accounting Firm	25
Audit Fees and Approval Process	25
Independent Registered Public Accounting Firm Fee Information	26
Anonymous Reporting of Accounting and Other Concerns	26
Audit Committee Report	26
COMPENSATION	28
PROPOSAL 3 Advisory Vote to Approve Executive Compensation	28
COMPENSATION DISCUSSION & ANALYSIS	29
Executive Summary	29
Compensation Discussion & Analysis	33
2021 Summary Compensation Table	43
2021 All Other Compensation Table	44
Grants of Plan-Based Awards in 2021	45
Outstanding Equity Awards at 2021 Fiscal Year End	46
2021 Option Exercises and Stock Vested	47
2021 Pension Benefits	47
2021 Nonqualified Deferred Compensation	48
Potential Payments Upon Termination or Change in Control	49
CEO Pay Ratio	51
SHAREHOLDER PROPOSALS	52
PROPOSAL 4 – Shareholder Proposal - Report on Climate Policy	52
PROPOSAL 5 – Shareholder Proposal - Lobbying Disclosure	55
PROPOSAL 6 – Shareholder Proposal - Report on Activities in Conflict-Affected Areas	58
PROPOSAL 7 – Shareholder Proposal - Special Shareholder Meeting Improvement	60
OTHER IMPORTANT INFORMATION	62
Matters Raised at the Annual Meeting Not Included in This Statement	62
Shareholder Proposals and Director Nominations for the 2023 Annual Meeting	62
Persons Owning More Than Five Percent of Caterpillar Common Stock	63
Security Ownership of Executive Officers and Directors	64
Delinquent Section 16(a) Reports	64
Access to Form 10-K	65
Non-GAAP Financial Measures	65
Frequently Asked Questions Regarding Meeting Attendance and Voting	67

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DEAR FELLOW SHAREHOLDERS,

D. JAMES UMPLEBY III

Chairman and Chief Executive Officer

“WE CONTINUE TO ACT AND LEAD WITH OUR VALUES IN ACTION AS WE EXECUTE OUR STRATEGY FOR LONG-TERM PROFITABLE GROWTH, SUPPORTING THE ENDURING SUCCESS OF OUR CUSTOMERS AND CATERPILLAR.”

On behalf of the Board of Directors and our entire company, I cordially invite you to attend the Annual Meeting of Shareholders on June 8, 2022, at 8 a.m. Central Time. We will again conduct this year’s meeting using a virtual format.

We will provide an update on the company’s performance, and you will have the opportunity to vote on several items related to our business. Please refer to page 67 for information on participating in this year’s shareholder meeting.

We encourage you to review this proxy statement to learn more about your board of directors, our governance practices, compensation programs and philosophy, and other key items. Your vote is important. Please vote your shares by virtually attending the annual meeting, by voting online separately, via your mobile phone, by telephone, or by mail.

I would like to recognize Miles White, a director who decided to not stand for re-election. Miles has served as a director since 2011. The board of directors extends our sincere appreciation for his exemplary service.

Thank you for your ongoing investment in and support of Caterpillar as we continue to execute our enterprise strategy for long-term profitable growth and shareholder value.

Sincerely,

D. James Umpleby III
Chairman and Chief Executive Officer

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PROXY SUMMARY

This summary does not contain all of the information you should consider when casting your vote. You should read the complete proxy statement before voting.

ANNUAL MEETING OF SHAREHOLDERS

TIME & DATE	PLACE	RECORD DATE	ADMISSION
8:00 a.m. Central Time June 8, 2022	Virtual Meeting www.meetnow.global/M4GARLQ	The close of business on April 13, 2022	To attend and to register for the Virtual Meeting, please follow instructions on page 67

SHAREHOLDER VOTING MATTERS

Proposal		Board’s Voting Recommendation	Page Reference
1	Election of 10 Directors Named in this Proxy Statement	FOR Each Nominee	10
2	Ratification of our Independent Registered Public Accounting Firm	FOR	25
3	Advisory Vote to Approve Executive Compensation	FOR	28
4	Shareholder Proposal - Report on Climate Policy	FOR	52
5	Shareholder Proposal - Lobbying Disclosure	AGAINST	55
6	Shareholder Proposal - Report on Activities in Conflict-Affected Areas	AGAINST	58
7	Shareholder Proposal - Special Shareholder Meeting Improvement	AGAINST	60

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OUR DIRECTOR NOMINEES

Nominee and Principal Occupation	Independent	Age	Director Since	Other Public Company Boards	Caterpillar Committees
					AC	CHRC	PPGC
Kelly A. Ayotte Former U.S. Senator representing New Hampshire	Yes	53	2017	The Blackstone Group Inc. Boston Properties, Inc. News Corporation
David L. Calhoun Presiding Director of Caterpillar Inc. President and CEO of The Boeing Company	Yes	64	2011	The Boeing Company
Daniel M. Dickinson Managing Partner of HCI Equity Partners	Yes	60	2006	None
Gerald Johnson Executive Vice President, Global Manufacturing and Sustainability of General Motors Company	Yes	59	2021	None
David W. MacLennan Board Chair and CEO of Cargill, Inc.	Yes	62	2021	Ecolab Inc.
Debra L. Reed-Klages Former Chairman and CEO of Sempra Energy	Yes	65	2015	Chevron Corporation Lockheed Martin Corporation
Edward B. Rust, Jr. Former Chairman and CEO of State Farm Mutual Automobile Insurance Company	Yes	71	2003	Helmerich & Payne, Inc. S&P Global Inc.
Susan C. Schwab Professor Emerita at the University of Maryland School of Public Policy and Strategic Advisor for Mayer Brown LLP; former United States Trade Representative	Yes	67	2009	FedEx Corporation Marriott International, Inc.
D. James Umpleby III Chairman and CEO of Caterpillar Inc.	No	64	2017	Chevron Corporation
Rayford Wilkins, Jr. Former CEO of Diversified Businesses at AT&T Inc.	Yes	70	2017	Morgan Stanley Valero Energy Corporation
AC: Audit Committee CHRC: Compensation and Human Resources Committee PPGC: Public Policy and Governance Committee
Chair	Member

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GOVERNANCE HIGHLIGHTS

Our commitment to good corporate governance stems from our belief that a strong governance framework creates long-term value for our shareholders, strengthens Board and management accountability and builds trust in the Company and its brand. Our governance framework includes, but is not limited to, the following highlights:

Board and Governance Information*		Board and Governance Information
Size of the Board	10	Code of Conduct for Directors, Officers and Employees	Yes
Number of Independent Directors	9	Supermajority Voting Threshold for Mergers	No
Average Age of Directors	64	Proxy Access	Yes
Average Director Tenure (in years)	8	Shareholder Action by Written Consent	No
Annual Election of Directors	Yes	Shareholder Ability to Call Special Meetings	Yes
Mandatory Retirement Age	74	Poison Pill	No
Women	30%	Stock Ownership Guidelines for Directors and Executive Officers	Yes
Ethnic/Racial Diversity	20%	Anti-Hedging and Pledging Policies	Yes
Majority Voting in Director Elections	Yes	Clawback Policy	Yes
Independent Presiding Director	Yes
* The information in this table reflects only the director nominees standing for re-election.

2021 PERFORMANCE HIGHLIGHTS

OPERATING PROFIT MARGIN	PROFIT PER SHARE	STRONG BALANCE SHEET
13.5%	$11.83	$5.0 billion
Delivered operating margin of 13.5% and adjusted operating margin of 13.7%*, which was within our 2019 Investor Day target range.	Profit per share was $11.83 in 2021, up from $5.46 in 2020. Adjusted profit per share** was $10.81 in 2021, compared with $6.56 in 2020.	Returned $5.0 billion to shareholders through dividends and share repurchases. The enterprise cash balance at the end of 2021 was $9.3 billion.

*

Adjusted operating margin is a non-GAAP measure and a reconciliation to the most directly comparable GAAP measure is included on page 65.

**

Adjusted Profit Per Share is a non-GAAP measure and a reconciliation to the most directly comparable GAAP measure is included on page 65.

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510 Lake Cook Road, Suite 100
Deerfield, IL 60015
Phone (224) 551-4160
www.caterpillar.com

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

The Board of Directors, after careful consideration, has decided to hold this year’s Annual Meeting exclusively online. If you plan to participate in the virtual meeting, please see the information below as well as the attendance and registration instructions on page 67. There will be no physical location for the Annual Meeting this year.

MEETING INFORMATION

JUNE 8, 2022

8:00 a.m. Central Time

Website: www.meetnow.global/M4GARLQ

MEETING AGENDA

1.

Elect 10 director nominees named in this Proxy Statement

2.

Ratify our independent registered public accounting firm for 2022

3.

Approve, by non-binding vote, executive compensation

4.

Vote on shareholder proposals

5.

Address any other business that properly comes before the meeting

RECORD DATE

April 13, 2022

By Order of the Board of Directors

Nicole M. Puza

Corporate Secretary
April 28, 2022

PLEASE VOTE YOUR SHARES:
We encourage shareholders to vote promptly, as this will save the expense of additional proxy solicitation. You may vote in the following ways:

BY INTERNET	BY MOBILE DEVICE	BY TELEPHONE	BY MAIL
vote online at www.caterpillar.com/proxymaterials	scan this QR code to vote with your mobile device	call the number included on your proxy card or notice	mail your signed proxy or voting instruction form

Important Notice Regarding the Availability of Proxy Materials for the Annual Shareholder meeting to be held on June 8, 2022.

A link to the list of shareholders of record will be made available to shareholders during the meeting at www.meetnow.global/M4GARLQ. This Notice of Annual Meeting and Proxy Statement and the 2021 Annual Report on Form 10-K are available at www.investorvote.com/CAT.

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DIRECTORS & GOVERNANCE

PROPOSAL 1 – ELECTION OF DIRECTORS

PROPOSAL SNAPSHOT

What am I voting on?
Shareholders are being asked to elect the 10 director nominees named in this Proxy Statement for a one-year term.
Board Voting Recommendation:
FOR the election of each of the Board’s director nominees.

OVERVIEW OF OUR BOARD

BOARD ATTENDANCE - 2021

Board	6	6	6	6	5	5	6	6	6	6	6	6	100% Attendance for incumbent directors for 2021*
Audit	11			11		8		11
Compensation & Human Resources	5						5				5	5
Public Policy & Governance	6	6	6		5			6	6
*

Mr. Johnson joined the Board on March 1, 2021, and Mr. MacLennan joined the board on April 14, 2021. Mr. Johnson and Mr. MacLennan attended all of the meetings of their respective committees and the Board held after they joined the Board.

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The Board’s policy is to encourage and expect that all directors attend each Annual Meeting of Shareholders. All then-serving directors attended the 2021 Annual Meeting. The independent directors generally meet in an executive session as part of each regularly scheduled Board meeting. The Board’s independent Presiding Director, David L. Calhoun, presided over the Board’s executive sessions in 2021.

BOARD EVOLUTION SINCE 2016

■

Five new directors elected

■

Rotation of Board committee chairs

■

Presiding Director elected

■

Expanded qualifications and diversity represented on Board

DIVERSITY OF SKILLS AND EXPERTISE

Our Board nominees offer a diverse range of skills and experience in relevant areas.

SUMMARY OF INDIVIDUAL DIRECTOR SKILLS, CORE COMPETENCIES AND ATTRIBUTES

Caterpillar Board Tenure (Years)	5	11	16	1	1	7	19	13	5	5	8 years Average Tenure
Board of Directors Experience (other Boards)											90%
Audit Committee Financial Expert											100% of AC Members
CEO / Leadership											90%
Business Development and Strategy											90%
Government / Regulatory Affairs											70%
Customer and Product Support Services											70%
Finance & Accounting											70%
Risk Management											80%
Technology											80%
Global Experience											90%
Manufacturing / Logistics											50%
Women											30%
Racial/Ethnic Diversity											20%
Age	53	64	60	59	62	65	71	67	64	70	64 years Average Age

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DIRECTOR CONTINUOUS EDUCATION AND DEVELOPMENT

The Company places high importance on the continuous development of its Board. Directors have ongoing education and development opportunities through participation in meetings, subscriptions to relevant publications and attendance at activities and professional development training offered by associations such as the National Association of Corporate Directors and Lead Director Network. Directors receive specialized presentations from experts in the Company’s various businesses in the course of their service. Since the last annual shareholder meeting, these presentations have included updates on the COVID-19 pandemic, including the health and safety of our employees; customer value agreements, remanufacturing, technology, products, sustainability, strategic purchasing, Caterpillar Financial Services Corporation and regular updates concerning the operations of certain businesses within our operating segments; talent management; cybersecurity; and the Cat® dealer network. These opportunities allow directors to be well-informed and to expand their knowledge of trends and issues relevant to their role. Directors are also given development and education opportunities through speaking or meeting directly with members of management and other employees, Company dealers and customers to better understand the Company’s operations and business as well as through attending industry trade shows such as CONEXPO.

BOARD’S ROLE IN RISK OVERSIGHT

The Board has oversight for risk management with a focus on the most significant risks facing the Company, including strategic, operational, financial and legal compliance risks. The Board’s risk oversight process builds upon management’s risk assessment and mitigation processes, which include an enterprise risk management program, regular internal management disclosure compliance committee meetings, a code of conduct that applies to all employees, executives and directors, quality standards and processes, an ethics and compliance program and comprehensive internal audit processes. The Board’s risk oversight role also includes the selection and oversight of the independent auditors. The Board implements its risk oversight function both as a Board and through delegation to Board committees, which meet regularly and report back to the Board. The Board has delegated the oversight of specific risks to Board committees that align with their functional responsibilities.

The Audit Committee (AC) assists the Board in overseeing the enterprise risk management program and evaluates and monitors risks related to the Company’s financial reporting requirements, system of internal controls, the internal audit program, the independent auditor, the compliance program and the information security program. The AC assesses cybersecurity and information technology risks and the controls implemented to monitor and mitigate these risks. The Chief Information Officer attends all bimonthly AC meetings and provides cybersecurity updates to the AC and Board. The Compensation and Human Resources Committee (CHRC) monitors and assesses risks associated with the Company’s employment and compensation policies and practices. The Public Policy and Governance Committee (PPGC) oversees various governance matters and risks related to public policy and environmental, health and safety activities, including climate and sustainability, that affect the Company.

DIRECTOR NOMINATIONS AND EVALUATIONS

PROCESS FOR NOMINATING AND EVALUATING DIRECTORS

The PPGC solicits and receives recommendations for potential director candidates from shareholders, management, directors, professional search firms and other sources. In its assessment of each potential candidate, the PPGC considers each candidate’s professional experience, integrity, honesty, judgment, independence, accountability, willingness to express independent thought, understanding of the Company’s business and other factors that the PPGC determines are pertinent in light of the current needs of the Board. Candidates must have successful leadership experience and stature in their primary fields, with a background that demonstrates an understanding of business affairs as well as the complexities of a large, publicly-held company. In addition, candidates must have demonstrated an ability to think strategically and make decisions with a forward-looking focus and the ability to assimilate relevant information on a broad range of complex topics. In evaluating director candidates, the PPGC also considers key skills and experience related to the Company’s strategy for long-term profitable growth, which identifies services, expanded offerings and operational excellence as primary focus areas. Moreover, candidates must have the ability to devote the time necessary to meet a director’s responsibilities and serve on no more than four public company boards in addition to Caterpillar.

The Board values diversity of talents, skills, abilities and experiences and believes that Board diversity of all types enhances the performance of the Board and provides significant benefits to the Company. Accordingly, the PPGC takes into account the diversity of the Board in selecting new director candidates.

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DIRECTOR RECRUITMENT PROCESS

CANDIDATE RECOMMENDATIONS	PPGC	BOARD OF DIRECTORS	SHAREHOLDERS
from Shareholders, Management, Directors, professional search firms and other sources	Discusses & Reviews Qualifications and Expertise Enterprise Strategy Board Needs Diversity Interviews Recommends Nominees	Discusses PPGC Recommendations Analyzes Independence Selects Nominees	Vote on Nominees at Annual Meeting

The following table summarizes certain key characteristics of the Company’s businesses and the associated qualifications, skills and experience that the PPGC believes should be represented on the Board.

BUSINESS CHARACTERISTICS	QUALIFICATIONS, SKILLS AND EXPERIENCE
■ The Company is a global manufacturer with products sold around the world.	■ Manufacturing or logistics operations experience ■ Broad international exposure
■ Technology and customer and product support services are important.	■ Technology experience ■ Customer and product support experience
■ The Company’s businesses undertake numerous transactions in many countries and in many currencies.	■ Diversity of race, ethnicity, gender, cultural background or professional experience ■ High level of financial literacy ■ Mergers and acquisitions experience
■ Demand for many of the Company’s products is tied to conditions in the global commodity, energy, construction and transportation markets.	■ Experience in the evaluation of global economic conditions ■ Knowledge of commodity, energy, construction or transportation markets
■ The Company’s businesses are impacted by regulatory requirements and policies of various governmental entities around the world.	■ Governmental and international trade experience
■ The Board’s responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	■ Risk oversight/management expertise ■ Relevant executive and leadership experience ■ Cybersecurity experience

NOMINATIONS FROM SHAREHOLDERS

The PPGC considers unsolicited inquiries and director nominees recommended by shareholders in the same manner as nominees from all other sources. Recommendations should be sent to the Corporate Secretary, 510 Lake Cook Road, Suite 100, Deerfield, IL 60015. Shareholders may nominate a director candidate to serve on the Board by following the procedures described in our bylaws. Deadlines for shareholder nominations for Caterpillar’s 2023 Annual Meeting of Shareholders are included in the “Shareholder Proposals and Director Nominations for the 2023 Annual Meeting” section on page 62.

The number of persons comprising the Caterpillar Board of Directors is currently established as 11. At the Annual Shareholder Meeting, the number of persons compromising the Board will decrease to 10. All of the Board’s nominees have consented to being named in this proxy statement and to serve if elected. If any of the Board’s nominees should become unavailable to serve as a Director prior to the Annual Meeting, the size of the Board and number of Board nominees will be reduced accordingly.

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DIRECTOR CANDIDATE BIOGRAPHIES AND QUALIFICATIONS

Directors have been in their current positions for the past five years unless otherwise noted. Information is as of April 1, 2022. The Board has nominated the following individuals to stand for election for a one-year term expiring at the Annual Meeting of Shareholders in 2023.

KELLY A. AYOTTE	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Former U.S. Senator representing New Hampshire Age 53 Director since: 2017 INDEPENDENT	■ The Blackstone Group Inc. ■ Boston Properties, Inc. ■ News Corporation	■ Public Policy and Governance
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ Bloom Energy Corporation

Former Senator Ayotte provides the Board with leadership experience and in-depth knowledge in the areas of public policy, government and law from her experience as U.S. Senator, Attorney General, Deputy Attorney General and Chief of the Homicide Prosecution Unit for New Hampshire. She offers valuable insights on important public policy issues from her service on the Senate Commerce, Science and Transportation Committee and financial experience from her service on the Senate Budget Committee. In addition to the directorships mentioned above, former Senator Ayotte currently serves on three nonprofit boards that focus on human rights and other global issues.

DAVID L. CALHOUN	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
President and CEO of The Boeing Company (aviation and defense) Age 64 Director since: 2011 INDEPENDENT Presiding Director	■ The Boeing Company	■ Public Policy and Governance, Chair
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ Gates Industrial Corporation plc ■ Nielsen Holdings plc

Mr. Calhoun has been President and CEO of The Boeing Company since 2020. Prior to leading Boeing, Calhoun served as senior managing director and head of portfolio operations at The Blackstone Group from 2014. Previously, he also served as executive chairman of the board for Nielsen Holdings from January 2014 to January 2016 and served as Nielsen CEO for seven years beginning in 2006. Mr. Calhoun began his career at The General Electric Company (GE), where he rose to vice chairman of the company and president and chief executive officer of GE Infrastructure, its largest business unit. During his 26 years at GE, he held a number of operating, finance and marketing roles, and led multiple business units, including GE Transportation and GE Aircraft Engines. He provides valuable insight and perspective to the Board on strategic and business matters, stemming from his extensive operational, executive and management experience with Blackstone and Nielsen and his previous roles at GE. He provides valuable insight and perspective to the Board on strategic and business matters, stemming from his extensive operational, executive and management experience. The Board elected Mr. Calhoun as Presiding Director in 2018.

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DANIEL M. DICKINSON	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Managing Partner of HCI Equity Partners (private equity firm) Age 60 Director since: 2006 INDEPENDENT	■ None	■ Audit, Chair
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ None

Mr. Dickinson has served as Managing Partner of HCI Equity Partners since 2001. His experience in mergers and acquisitions, private equity business and investment banking provides important insights for evaluating investment opportunities. Mr. Dickinson’s significant financial experience, both in the U.S. and internationally, contributes to the Board’s understanding and ability to analyze complex issues. His experience as a former director of a large, publicly traded multinational corporation enables him to provide meaningful input and guidance to the Board.

GERALD JOHNSON	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Executive Vice President, Global Manufacturing and Sustainability of General Motors Company (manufacturing) Age 59 Director since: 2021 INDEPENDENT	■ None	■ Public Policy and Governance
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ None

Mr. Johnson has served as Executive Vice President, Global Manufacturing and Sustainability of General Motors Company (GM) since April 2019. Prior to that he served as Vice President North America Manufacturing and Labor Relations from August 2017 to March 2019 and Vice President Global Operational Excellence from July 2014 to July 2017. He leads GM’s Global Manufacturing, Sustainability Manufacturing Engineering and Labor Relations organizations. He provides valuable insight and perspective to the Board on strategic and business matters stemming from his extensive knowledge of global manufacturing operations, strategy and business development, customer and product support and technology and sustainability.

DAVID W. MACLENNAN	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Board Chair and CEO of Cargill, Inc. (food and agriculture) Age 62 Director since: 2021 INDEPENDENT	■ Ecolab Inc.	■ Audit
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ None

Mr. MacLennan has served as Chief Executive Officer of Cargill, Inc. since December 2013 and Board Chair since September 2015. Mr. MacLennan has held several executive positions since beginning his career at Cargill in 1991. He provides valuable insight and perspective to the Board stemming from his extensive leadership in global manufacturing operations, risk management, government and regulatory affairs and technology. Mr. MacLennan was brought to the attention of the Board through his experience as a chief executive officer of a large multinational corporation with operations relevant to the Company’s business.

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DEBRA L. REED-KLAGES	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Former Chairman and CEO of Sempra Energy (energy infrastructure and utilities) Age 65 Director since: 2015 INDEPENDENT	■ Chevron Corporation ■ Lockheed Martin Corporation	■ Compensation and Human Resources, Chair
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ Halliburton Company ■ Oncor Electric Delivery Company LLC ■ Sempra Energy

Ms. Reed-Klages retired as Chairman of the Board and CEO of Sempra Energy in 2018, having served in these roles since 2012 and 2011, respectively. The power, oil and gas industries are key end-user markets for Caterpillar products and the Board believes Ms. Reed-Klages’ background provides valuable insights into trends in these industries. In addition, her experience as a CEO and director of other large, publicly traded corporations enables her to provide meaningful input and guidance to the Board. Ms. Reed-Klages’ areas of expertise include commodity markets, sustainability, finance and compensation.

EDWARD B. RUST, JR.	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Former Chairman and CEO of State Farm Mutual Automobile Insurance Company (insurance) Age 71 Director since: 2003 INDEPENDENT	■ Helmerich & Payne, Inc. ■ S&P Global Inc.	■ Audit
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ None

Mr. Rust retired as Chairman in 2016 and as CEO in 2015 of State Farm Mutual Automobile Insurance Company. His financial and business experience is valuable to the Board. His role as a past Chairman of the U.S. Chamber of Commerce, CEO of a major national corporation and experience as a director of other large, publicly traded multinational corporations enables him to provide meaningful input and guidance to the Board, including with respect to public company governance and strategy. In addition, his extensive involvement in education improvement complements the Company’s culture of social responsibility.

SUSAN C. SCHWAB	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
Professor Emerita at the University of Maryland School of Public Policy and Strategic Advisor for Mayer Brown LLP (global law firm) Age 67 Director since: 2009 INDEPENDENT	■ FedEx Corporation ■ Marriott International, Inc.	■ Public Policy and Governance
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ The Boeing Company

Ambassador Schwab has been Professor Emerita at the University of Maryland School of Public Policy since 2009 and Strategic Advisor for Mayer Brown LLP since 2010. She was a Professor at the University of Maryland, where she still teaches, between 2009 and 2020. Previously, she held various positions in government, including as U.S. Trade Representative (member of the President’s Cabinet) and as Assistant Secretary of Commerce. Ambassador Schwab brings extensive knowledge, insight and experience on international trade and commerce issues to the Board. Her educational experience and role as the U.S. Trade Representative provide important insights for the Company’s global business model and long-standing support of open trade. In addition, her experience as a director of other large, publicly traded multinational corporations enables her to provide meaningful input and guidance to the Board, including on strategy and the evaluation of global economic conditions. In 2022, she became board chair of the National Foreign Trade Council (NFTC).

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D. JAMES UMPLEBY III Chairman and CEO of Caterpillar Inc. Age 64 Director since: 2017 MANAGEMENT	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
	■ Chevron Corporation	■ None
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ None

Mr. Umpleby has been CEO of Caterpillar since January 1, 2017, and was elected Chairman of the Board in 2018. He served as a Group President of Caterpillar from 2013 to 2016 with responsibility for Caterpillar’s Energy & Transportation segment and served as a Caterpillar Vice President and President of Solar Turbines from 2010 to 2012. Mr. Umpleby developed a deep knowledge of the Company and its end markets by serving in a wide range of leadership roles. He has extensive international experience and has worked in manufacturing, engineering, marketing, sales and services. Mr. Umpleby’s strategic planning and execution skills, along with his extensive industry experience, enables him to provide effective leadership of the Company and the Board.

RAYFORD WILKINS, JR. Former CEO of Diversified Businesses at AT&T Inc. (telecommunications) Age 70 Director since: 2017 INDEPENDENT	OTHER CURRENT PUBLIC COMPANY DIRECTORSHIPS:	CATERPILLAR BOARD COMMITTEE
	■ Morgan Stanley ■ Valero Energy Corporation	■ Compensation and Human Resources
OTHER DIRECTORSHIPS WITHIN THE LAST FIVE YEARS:
■ None

Mr. Wilkins retired as CEO of Diversified Businesses at AT&T Inc. in 2012. His expertise and oversight experience in the information technology arena is valuable to the Board. In addition, Mr. Wilkins’ experience as a CEO and director of other large, publicly traded corporations enables him to provide meaningful input and guidance to the Board, including with respect to corporate finance and customer and product support.

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DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation for our non-employee directors during the year ended December 31, 2021. Mr. Umpleby, who served as Chairman and CEO during 2021, did not receive separate compensation for his service on the Board.

Compensation for non-employee directors for 2021 was comprised of the following components:

Restricted Stock Units (1 Year Vesting)	$150,000
Cash Retainer	$150,000
Cash Stipends:
Presiding Director	$50,000
Audit Committee Chair	$30,000
Compensation and Human Resources Committee Chair	$25,000
Public Policy and Governance Committee Chair	$20,000

Directors are required to own Caterpillar common stock equal to five times their annual cash retainer. Directors have a five-year period from the date of their election or appointment to meet the target ownership guidelines. All Directors are in compliance with these guidelines. In addition, under the Company’s Directors’ Deferred Compensation Plan, directors may defer 50 percent or more of their annual cash retainer and stipend into an interest-bearing account or an account representing phantom shares of Caterpillar stock, and effective for grants made on or after January 1, 2019, directors may defer 50 percent or more of any stock-based compensation (other than options and stock appreciation rights) upon vesting into an account representing phantom shares of Caterpillar stock. Directors that joined the Board prior to April 1, 2008, also are able to participate in a Charitable Award Program, under which a donation of up to $500,000 will be made by the Company in the director’s name to charitable organizations selected by the director and a donation of up to $500,000 also will be made by the Company in the director’s name to the Caterpillar Foundation. Directors derive no financial benefit from the Charitable Award Program.

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DIRECTOR COMPENSATION FOR 2021

Director	Fees Earned or Paid in Cash		Restricted Stock Units(1)		All Other Compensation(2)		Total
Kelly A. Ayotte	$150,000		$150,096		$—		$300,096
David L. Calhoun	$220,000		$150,096		$—		$370,096
Daniel M. Dickinson	$180,000		$150,096		$22,165		$352,261
Juan Gallardo	$42,857	(3)	$150,096	(4)	$164,767	(4)	$357,720
Gerald Johnson	$125,000	(3)	$124,907	(3)	$—		$249,907
David W. MacLennan	$107,260	(3)	$107,240	(3)	$—		$214,500
William A. Osborn	$42,857		$150,096	(4)	$164,767	(4)	$357,720
Debra L. Reed-Klages	$167,788	(3)	$150,096		$10,000		$327,884
Edward B. Rust, Jr.	$150,000		$150,096		$11,014		$311,110
Susan C. Schwab	$150,000		$150,096		$10,000		$310,096
Miles D. White	$157,212	(3)	$150,096		$1,500		$308,808
Rayford Wilkins, Jr.	$150,000		$150,096		$—		$300,096
(1)

As of December 31, 2021, the number of RSUs (including accrued dividend equivalent units) and Phantom Shares held by those serving as non-employee directors during 2021 was: Ms. Ayotte: 2,723 (which consists of 693 RSUs and 2,030 Phantom Shares); Mr. Calhoun: 22,074 (which consists of 693 RSUs and 21,381 Phantom Shares); Mr. Dickinson: 29,962 (which consists of 693 RSUs and 29,269 Phantom Shares); Mr. Gallardo: 36,732 Phantom Shares; Mr. Johnson: 567 RSUs; Mr. MacLennan: 477 RSUs; Mr. Osborn: 513 Phantom Shares; Ms. Reed-Klages: 10,564 (which consists of 693 RSUs and 9,871 Phantom Shares); Mr. Rust: 39,227 (which consists of 693 RSUs and 38,534 Phantom Shares); Ms. Schwab: 19,454 (which consists of 693 RSUs and 18,761 Phantom Shares); Mr. White: 13,314 (which consists of 693 RSUs and 12,621 Phantom Shares) and Mr. Wilkins: 693 RSUs.

Mr. Calhoun, Mr. Gallardo and Ms. Schwab elected to defer 100% of their 2021 Cash Retainer and Cash Stipend (as applicable) into Phantom Shares of Caterpillar stock in the Directors’ Deferred Compensation Plan. These deferrals, plus the accumulated value of previous retainer deferrals for each and for Ms. Ayotte, Mr. Dickinson, Ms. Reed, Mr. Rust and Mr. White, are included in the Phantom Shares totals above. Mr. Johnson elected to defer 100% of his 2021 Cash Retainer into the Interest Fund in the Directors’ Deferred Compensation Plan.

Ms. Ayotte, Mr. Calhoun, Ms. Reed-Klages and Ms. Schwab elected to defer a portion of their equity award that vested on March 5, 2021, into the Directors’ Deferred Compensation Plan. These deferrals, plus the accumulated deferrals of previous equity awards, are also included in the Phantom Share totals above. Ms. Ayotte and Mr. MacLennan elected to defer 50%, and Mr. Calhoun, Ms. Reed-Klages and Ms. Schwab elected to defer 100% of the equity award granted on March 1, 2021.

(2)

All Other Compensation represents amounts paid in connection with the Caterpillar Foundation Matching Gift Program and the Directors’ Charitable Award Program and administrative fees associated with the Director’s Charitable Award Program. All outside directors are eligible to participate in the Caterpillar Foundation Matching Gift Program. In 2021, the Caterpillar Foundation matched contributions to eligible 501(c)(3) nonprofits and accredited U.S. public/private preK-12 schools or school districts to which contributions are tax-deductible, up to a maximum of $10,000 per participant per calendar year. Additionally in 2021, the Caterpillar Foundation also provided a 2:1 match program for a period of time in support of Giving Tuesday that allowed participants to donate up to $750 to be matched at a 2:1 ratio.

The amounts listed include Charitable Foundation matching gifts as follows: Mr. Dickinson $1,500, Ms. Reed-Klages $10,000, Ms, Schwab $10,000 and Mr. White $1,500.

For directors eligible to participate in the Directors Charitable Award Program, the amounts listed include the insurance premium and administrative fees as follows: Mr. Dickinson $20,665, Mr. Gallardo $14,767, Mr. Osborn $14,767, Mr. Rust $11,014.

(3)

Total fees earned or paid in 2021 include pro-rated Cash Retainer and/or Cash Stipends for directors who commenced or ceased Board service or transitioned between committee chair positions over the course of the year. Mr. Johnson’s and Mr. MacLennan’s Cash Retainer compensation and Restricted Stock Units include pro-ration to the dates they joined the Board, March 1, 2021, and April 14, 2021, respectively. Ms. Reed-Klages’ and Mr. White’s cash compensation reflect pro-ration of the CHRC chair stipend upon the transition of roles on April 14, 2021. Mr. Gallardo’s and Mr. Osborn’s cash compensation include pro-ration to the date their Board service ceased, April 14, 2021.

(4)

Mr. Gallardo and Mr. Osborn retired from the Board effective April 14, 2021, to facilitate Board refreshment and forfeited the grant of $150,096 RSU awarded March 1, 2021; in recognition of their long-standing service the CHRC recommended, and the Board approved, a special retirement cash payment of $150,000 each which is reflected under All Other Compensation.

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BOARD ELECTION AND LEADERSHIP STRUCTURE

Directors are elected at each annual meeting to serve for a one-year term. In uncontested elections, directors are elected by a majority of the votes cast for such directorship. If an incumbent director does not receive a greater number of “for” votes than “against” votes, such director must tender his or her resignation to the Board. In contested elections, directors are elected by a plurality vote.

The mandatory retirement age for directors is 74. Each director who will have reached the age of 74, on or before the date of the next shareholders’ meeting, shall not stand for re-election at that annual meeting of the shareholders without an express waiver by the Board.

Under Caterpillar’s bylaws, the directors annually elect a Chairman. The Board has no fixed policy on whether to have an executive or non-executive chairman and believes this determination should be made based on the best interests of the Company and its shareholders in light of the circumstances at the time. On the recommendation of the PPGC, in 2021, the Board elected D. James Umpleby III as its Chairman and David L. Calhoun as its Presiding Director.

In the role of Presiding Director, Mr. Calhoun has provided strong independent oversight of management and served as a liaison between the independent directors and the Chairman and CEO, as further described below. Mr. Calhoun also led the Board’s annual evaluation of Mr. Umpleby, and the independent members of the Board set Mr. Umpleby’s compensation annually based on the recommendation of the Compensation and Human Resources Committee.

DUTIES AND RESPONSIBILITIES OF PRESIDING DIRECTOR

■

Preside at all meetings of the Board at which the Chairman & CEO is not present, including executive sessions of the independent directors.

■

Serve as a liaison between the Chairman & CEO and the independent directors.

■

Approve the type of information sent to the Board.

■

Provide input and approve meeting agendas for the Board.

■

Approve meeting schedules, in consultation with the Chairman & CEO and the independent directors, to assure that there is sufficient time for discussion of all agenda items.

■

Has the authority to call meetings of the independent directors.

■

If requested by major shareholders, is available, when appropriate, for consultation and direct communication.

■

Provide the Chairman & CEO with the results of his/her annual performance review in conjunction with the chairman of the Compensation and Human Resources Committee.

The Board believes it is important to maintain flexibility as to the Board’s leadership structure. The Board will continue to regularly review its leadership structure and exercise its discretion in adopting an appropriate and effective framework to ensure effective governance and accountability, taking into consideration the needs of the Board and the Company.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF CONDUCT

Our Board has adopted Guidelines on Corporate Governance Issues (Corporate Governance Guidelines), which are available on our website at www.caterpillar.com/governance. The guidelines reflect the Board’s commitment to oversee the effectiveness of policy and decision-making both at the Board and management level, with a view to enhance shareholder value over the long term.

Caterpillar’s Code of Conduct is called Our Values in Action. Integrity, Excellence, Teamwork, Commitment and Sustainability are the core values identified in the code. Our Values in Action apply to all members of the Board and to management and employees worldwide. These values embody the high ethical standards that Caterpillar has upheld since its formation in 1925. Our Values in Action are available on our website at www.caterpillar.com/code.

BOARD EVALUATION PROCESS

The Board conducts an annual self-evaluation to determine whether the Board and its committees are functioning effectively. In 2021, the Chairman of the Public Policy and Governance Committee interviewed each Board member to solicit their feedback. The Public Policy and Governance Committee Chairman then led a discussion during the Board’s executive session. Each of the committees of the Board followed a similar process and reported to the Board on the outcome of their self-evaluations. The self-evaluation provides the Board with actionable feedback to enhance its performance and effectiveness.

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BOARD COMMITTEES

The Board currently has three standing committees: Audit, Compensation and Human Resources and Public Policy and Governance. Each committee meets regularly throughout the year, reports its actions and recommendations to the Board, receives reports from management, annually evaluates its performance and has the authority to retain outside advisors at its discretion. The current primary responsibilities of each committee are summarized below and set forth in more detail in each committee’s written charter, which can be found on Caterpillar’s website at www.caterpillar.com/governance. All committee members are independent under Company, NYSE and SEC standards applicable to Board and committee service, and the Board has determined that each member of the Audit Committee is “financially literate” and an “audit committee financial expert” as defined under SEC rules.

AUDIT COMMITTEE

Committee Members: Daniel M. Dickinson, Chair David W. MacLennan Edward B. Rust, Jr. Number of Meetings in 2021: 11	COMMITTEE ROLES AND RESPONSIBILITIES
■ Selects and oversees independent auditors, including annual evaluation of the lead audit partner.
■ Oversees our financial reporting activities, including our financial statements, annual report and accounting standards and principles.
■

Reviews with management the Company’s risk assessment and risk management framework.

■

Approves audit and non-audit services provided by the independent auditors.

■

Reviews the organization, scope and effectiveness of the Company’s internal audit function, disclosures and internal controls.

■

Sets parameters for and monitors the Company’s hedging and derivatives practices.

■

Provides oversight for the Company’s compliance program and Code of Conduct.

■

Monitors any significant litigation, regulatory and tax compliance matters.

■

Oversees information technology systems and related security.

■

Reviews with management cybersecurity risks and strategy to mitigate these risks.

COMPENSATION AND HUMAN RESOURCES COMMITTEE

Committee Members: Debra L. Reed-Klages, Chair Miles D. White Rayford Wilkins, Jr. Number of Meetings in 2021: 5	COMMITTEE ROLES AND RESPONSIBILITIES
■ Recommends the CEO’s compensation to the Board and establishes the compensation of other executive officers.
■ Establishes, approves and oversees the Company’s equity compensation and employee benefit plans.
■

Reviews incentive compensation arrangements to ensure that incentive pay does not encourage unnecessary risk-taking, and reviews and discusses the relationship between risk management policies and practices, corporate strategy and executive compensation.

■

Recommends to the Board the compensation of independent directors.

■

Provides oversight of the Company’s diversity and immigration practices and employee relations.

■

Furnishes an annual Committee Report on executive compensation and approves the Compensation Discussion and Analysis section in the Company’s proxy statement.

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PUBLIC POLICY AND GOVERNANCE COMMITTEE

Committee Members: David L. Calhoun, Chair Kelly A. Ayotte Gerald Johnson Susan C. Schwab Number of Meetings in 2021: 6	COMMITTEE ROLES AND RESPONSIBILITIES
■ Makes recommendations to the Board regarding the size and composition of the Board and its committees and the criteria to be used for the selection of candidates to serve on the Board.
■ Discusses and evaluates the qualifications of potential and incumbent directors and recommends the director candidates to be nominated for election at the Annual Meeting.
■

Leads the Board in its annual self-evaluation process.

■

Oversees the Company’s senior executive succession planning.

■

Oversees the Company’s environmental, health and safety activities, including climate and sustainability.

■

Oversees the Company’s corporate governance.

■

Reviews/advises on matters of domestic and international public policy affecting the Company’s business, such as trade policy and international trade negotiations and major global legislative and regulatory developments.

■

Annually reviews the Company’s charitable contributions to the Caterpillar Foundation and political contributions and policies.

■

Oversees investor, customer, community and government relations.

BOARD RESTRUCTURING

In accordance with our Guidelines on Corporate Governance Issues and corporate governance best practices, the Board annually reviews its approach to corporate governance and the charters of its standing committees. The Board recognizes shareholders’ increasing interest in, among other topics, environmental (E), social (S) and governance (G) (collectively, ESG) issues and believes that each of its committees has a role to play in the governance of the Company’s ESG-related responsibilities, disclosures and commitments. As a result, in April 2022, the Board decided to restructure certain of its committees to better address the changing needs of the Company and the evolving regulatory and governance landscape. The Board accordingly split the PPGC into two separate committees: the Nominating & Governance Committee (NGC) and the Sustainability & other Public Policy Committee (SPPC). This restructuring will be effective following the regular meeting of the Board scheduled for June 8, 2022.

As part of its evaluation in how best to affect this committee restructuring, the Board determined that the NGC should retain most of the nominating and corporate governance responsibilities previously exercised by the PPGC. Similarly, the Board concluded that the SPPC should retain oversight responsibilities of all public policy matters previously exercised by the PPGC. In addition, the new SPPC will have explicit oversight over sustainability, social and public policy matters, including those related to environmental, climate change, human rights and lobbying.

The members of the new NGC are expected to be Ms. Reed-Klages (Chair), Mr. Calhoun and Mses. Ayotte and Schwab. The members of the new SPPC are planned to be Ms. Ayotte (Chair), Messrs. Calhoun, Johnson and MacLennan and Ms. Schwab.

The Board believes that having separate committees to oversee these areas of focus will provide enhanced oversight of these crucial and evolving activities. Each new committee will be comprised solely of directors who have been determined to meet the definition of an independent director in accordance with the NYSE listing standards.

In addition, the Board determined to create an Executive Committee to act with the authority of the Board between regularly scheduled meetings. The Executive Committee will also have the authority to approve dividends, authorize share repurchases and authorize long term debt issuances in excess of $1 billion. The Executive Committee will also oversee future CEO succession management processes. The full Board will retain its current oversight responsibility with respect to selection, timing and method of future CEO transitions. The members of the Executive Committee are planned to be the committee chairs and the presiding director.

The Board will adopt new charters for each of the committees that set forth a more detailed statement of the respective committee’s roles and responsibilities. These charters will be posted on the Company’s website on the effective date of the restructuring.

In addition, the Board determined to appoint Ms. Reed-Klages as presiding director. This change will be effective following the annual shareholder meeting scheduled for June 8, 2022.

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DIRECTOR INDEPENDENCE DETERMINATIONS

The Company’s Guidelines on Corporate Governance Issues establish that no more than two non-independent directors may serve on the Board at any point in time. A director is “independent” if he or she has no direct or indirect material relationship with the Company or with senior management of the Company and their respective affiliates. Annually, the Board makes an affirmative determination regarding the independence of each director based upon the recommendation of the PPGC and in accordance with the standards in the Company’s Guidelines on Corporate Governance Issues, which are available on our website at www.caterpillar.com/governance.

Applying these standards, the Board determined that each of the director nominees, and all other directors who served during 2021, met the independence standards except Mr. Umpleby, who is a current employee of the Company.

COMMUNICATION WITH THE BOARD

Shareholders, employees and all other interested parties may communicate with any of our directors individually, our Board as a group, our independent directors as a group or any Board committee as a group by email or regular mail:

BY EMAIL	BY MAIL
send an email to directors@cat.com	mail to Caterpillar Inc. c/o Corporate Secretary 510 Lake Cook Road, Suite 100 Deerfield, IL 60015

CONTACTING CATERPILLAR

While the Board oversees management, it does not participate in day-to-day management functions or business operations. If you wish to submit questions or comments relating to these matters, please use the Contact Us form on our website at www.caterpillar.com/contact, which will help direct your message to the appropriate area of our Company.

All communications regarding personal grievances, administrative matters, the conduct of the Company’s ordinary business operations, billing issues, product or service related inquiries, order requests and similar issues will be directed to the appropriate individual within the Company. The Chairman of the Board has instructed the Corporate Secretary to consult with him if she is unsure who should receive the communication.

INVESTOR OUTREACH

We conduct an annual governance review and shareholder outreach throughout the year to ensure management and the Board understand and consider the issues that matter most to our shareholders and reflect the insights and perspectives of our many stakeholders.

WHO PARTICIPATES IN THE INVESTOR OUTREACH PROGRAM?	IN WHAT TYPES OF ENGAGEMENT DOES THE COMPANY PARTICIPATE?
■ Board of Directors ■ Senior Management ■ Investor Relations ■ Corporate Secretary	■ Investor conferences ■ One-on-one meetings ■ Earnings calls ■ Investor and analyst calls

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POLITICAL CONTRIBUTIONS AND LOBBYING

The actions that governments take can impact the Company, our employees, customers and shareholders. It is important for government leaders to understand the impact of such actions. For this reason, the Company participates in the political process and advocates in a responsible and constructive manner on issues that advance the Company’s goals and protect shareholder value. To promote transparency and good corporate citizenship, the Company provides disclosure relating to its political contribution activities and its political action committee, its engagement in public policy issues and global issues of importance to the Company, including detailed information on the Company’s position with respect to such issues. This information is disclosed on our website at https://www.caterpillar.com/en/company/governance/political-engagement.html and includes an itemized list of organizations and individuals that received political contributions from Caterpillar or the Caterpillar Political Action Committee. It also includes a summary of some of the public policy issues important to the Company that may cause us to engage in public advocacy. Caterpillar’s political and advocacy activities at the state, federal and international levels are managed by the Vice President, Global Government & Corporate Affairs, who coordinates and reviews with senior management the legislative and regulatory priorities that are significant to the Company’s business, as well as related advocacy activities. To ensure appropriate Board oversight of political activities, the Board’s Public Policy and Governance Committee reviews the Company’s political spending and its significant political activities, including corporate political contributions, political contribution activities of the Caterpillar Political Action Committee, trade association participation and Caterpillar’s lobbying priorities.

RELATED PARTY TRANSACTIONS

Caterpillar has a written policy governing the approval of transactions with the Company that are expected to exceed $120,000 in any calendar year in which any director, executive officer or their immediate family members will have a direct or indirect material interest. Under the policy, all such transactions must be approved in advance by the PPGC.

The director or officer must submit the details of the transaction to the Company’s Chief Legal Officer & General Counsel and the Corporate Secretary, including whether the related person or his or her immediate family member has or will have a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of an entity involved in the transaction). The Chief Legal Officer & General Counsel and the Corporate Secretary will then submit the matter to the PPGC for its consideration.

From time to time, related persons of Caterpillar may purchase products or services of the Company and its subsidiaries. In connection with these purchases, Caterpillar may provide marketing support directly or indirectly through independent dealers, consistent with sales under similar circumstances to unaffiliated third parties.

Mr. Joseph Creed’s brother-in-law is employed by the Company as a Product Supply Network Engineer and, consistent with the Company’s compensation policies applicable to other employees of similar title and responsibility, earned aggregate annual compensation of approximately $142,000 for fiscal 2021.

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AUDIT

PROPOSAL 2 – RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to approve the ratification of the Audit Committee’s appointment of PricewaterhouseCoopers (PwC) as the Company’s independent auditor for 2022.
Board Voting Recommendation:
FOR the ratification of our independent registered public accounting firm.

The Audit Committee (AC) is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditor. PwC has been Caterpillar’s independent auditor since 1925. Through its extensive experience with the Company, PwC has gained institutional knowledge and a deep understanding of the Company’s operations and business, accounting policies and practices and internal control over financial reporting. The AC believes that the retention of PwC to serve as the Company’s independent auditor is in the best interests of the Company and its shareholders. If the appointment of PwC is not approved by the shareholders, the AC will consider whether it is appropriate to select another independent auditor. Even if the appointment of PwC is ratified, the AC, in its discretion, may direct the appointment of a different independent auditor at any time during the year if it determines that such a change would be in the Company’s best interests.

Representatives of PwC will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so.

AUDIT FEES AND APPROVAL PROCESS

The AC pre-approves all audit and non-audit services to be performed by the independent auditors in compliance with the Sarbanes-Oxley Act and the Securities and Exchange Commission (SEC) rules regarding auditor independence. The policies and procedures are detailed as to the particular service and do not delegate the AC’s responsibility to management. The policies and procedures address any service provided by the independent auditors and any audit or audit-related services to be provided by any other audit service provider. The pre-approval process includes an annual and interim component.

Annually, not later than February of each year, management and the independent auditors jointly submit a service matrix of the types of audit and non-audit services that management may wish to have the independent auditor perform for the current year. The service matrix categorizes the types of services by audit, audit-related, tax and all other services. Management and the independent auditors jointly submit an annual pre-approval limits request. The request lists aggregate pre-approval limits by service category. The request also lists known or anticipated services and associated fees. The AC approves or rejects the pre-approval limits and each of the listed services on the service matrix.

During the course of the year, the AC chairman has the authority to pre-approve requests for services that were not approved in the annual pre-approval process. However, all services, regardless of fee amounts, are subject to restrictions on the services allowable under the Sarbanes-Oxley Act and SEC rules regarding auditor independence. In addition, all fees are subject to ongoing monitoring by the AC.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

Fees for professional services provided by our independent auditor included the following (in millions):

	2021	2020
Audit Fees(1)	$32.5	38.9
Audit-Related Fees(2)	0.8	0.8
Tax Compliance Fees(3)	0.1	0.1
Tax Planning and Consulting Fees(4)	0.1	0.1
All Other Fees(5)	0.1	0.1
TOTAL	$33.6	40.0
(1)

“Audit Fees” principally includes audit and review of financial statements (including internal control over financial reporting), statutory and subsidiary audits, SEC registration statements, comfort letters and consents.

(2)

“Audit-Related Fees” principally includes attestation services requested by management, accounting consultations, pre- or post-implementation reviews of processes or systems and audits of employee benefit plan financial statements. Total fees paid directly by the benefit plans, and not by the Company, were $0.2 million in 2021 and $0.3 million in 2020 and are not included in the amounts shown above.

(3)

“Tax Compliance Fees” includes, among other things, statutory tax return preparation and review and advice on the impact of changes in local tax laws.

(4)

“Tax Planning and Consulting Fees” includes, among other things, tax planning and advice and assistance with respect to transfer pricing issues.

(5)

“All Other Fees” consists principally of license-based services for statutory audit monitoring and accounting and reporting literature research.

ANONYMOUS REPORTING OF ACCOUNTING AND OTHER CONCERNS

The AC has established a means for the anonymous and other reporting (where permitted by law) of (i) suspected or actual violations of the code of conduct, our enterprise policies or applicable laws, including those related to accounting practices, internal controls or auditing matters and procedures; (ii) theft or fraud of any amount; (iii) insider trading; (iv) issues with respect to the performance and execution of contracts; (v) conflicts of interest; (vi) violations of securities and antitrust laws; (vii) violations of prohibited harassment policy; and (viii) violations of any applicable anti-bribery law.

Any employee, supplier, customer, shareholder or other interested party can submit a report via the following methods:

■

Toll-free Helpline (US, Canada, and US Virgin Islands): 1-800-300-7898

■

Call Collect Helpline: 770-582-5275 (language translation available)

■

Email: BusinessPractices@cat.com

■

Internet: www.caterpillar.com/obp

AUDIT COMMITTEE REPORT

The AC operates under a written charter adopted by the Board of Directors, and each of its members meets the independence and financial literacy standards contained in the NYSE Listed Company rules, SEC rules and Caterpillar’s Guidelines on Corporate Governance Issues. The Board has determined that each member of the AC qualifies as an audit committee financial expert under SEC rules and has accounting or related financial management expertise.

Management is responsible for the Company’s internal controls and the financial reporting process. PwC, acting as independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and internal control over financial reporting in accordance with standards established by the Public Company Accounting Oversight Board (PCAOB).

The AC has discussed with the Company’s independent auditor the overall scope and execution of the independent audit and has reviewed and discussed the audited financial statements with management. The AC also discussed with the independent auditors other matters required by PCAOB auditing standards and SEC rules.

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The independent auditors provided to the AC the written communications required by applicable standards of the PCAOB regarding the independent accountant’s communications with the AC concerning independence, and the AC discussed the independent auditors’ independence with management and the auditors. The AC also considered whether the provision of other non-audit services by the Company’s independent auditors to the Company is compatible with maintaining independence.

The AC concluded that the independent auditors’ independence had not been impaired.

Based on the reviews and discussion referred to above, the AC recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

By the members of the Audit Committee:

Daniel M. Dickinson, Chairman

David W. MacLennan

Edward B. Rust, Jr.

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COMPENSATION

PROPOSAL 3 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to approve, on an advisory basis, the compensation of named executive officers as disclosed in this proxy statement.
Board Voting Recommendation:
FOR approval of executive compensation.

On an annual basis, and in compliance with Section 14A of the Securities Exchange Act of 1934, shareholders are being asked to vote on the following advisory resolution:

“RESOLVED, that the compensation of Caterpillar’s named executive officers as described under ‘Compensation Discussion and Analysis,’ the compensation tables and the narrative discussion associated with the compensation tables in Caterpillar’s proxy statement for its 2022 Annual Meeting of Shareholders is hereby APPROVED.”

At the Company’s 2017 annual meeting of shareholders our shareholders indicated their preference to hold the non-binding shareholder vote to approve the compensation of our named executive officers each year. Accordingly, the Company currently intends to hold such votes annually. The next vote to approve the compensation of our named executives is expected to be held at the Company’s 2023 Annual Meeting of Shareholders. This vote is advisory and therefore not binding on Caterpillar, the Compensation and Human Resources Committee (CHRC) or the Board. The Board and the CHRC value the opinion of Caterpillar’s shareholders, and to the extent there is any significant vote against Caterpillar’s named executive officer compensation, the Board will consider the reasons for such a vote, and the CHRC will evaluate whether any actions are necessary to address those concerns.

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COMPENSATION DISCUSSION & ANALYSIS

EXECUTIVE SUMMARY

GOVERNANCE AND PAY FOR PERFORMANCE PHILOSOPHY

The Compensation and Human Resources Committee (CHRC) believes the executive compensation program at Caterpillar should be structured to align the interests of executives with those of our shareholders. These interests are aligned in rewarding value creation at all stages of the business cycle and providing an increasing percentage of performance-based compensation at higher levels of executive responsibility. This performance-based compensation should be both market competitive and internally equitable.

Changes made over the years to further align pay with performance have received favorable feedback from our shareholders, and support for our 2021 “say on pay” vote of 94 percent reflects this positive response.

In 2021, we continued our shareholder outreach on environmental, social and governance (including sustainability, climate and diversity & inclusion), and executive compensation topics, with holders of approximately 46 percent of our outstanding shares. In these meetings, our shareholders generally expressed a continued positive view with respect to our executive compensation program and our diversity & inclusion disclosure.

SAY ON PAY SUPPORT
94%	93%	95%
2021	2020	2019

After considering feedback received from our shareholders through our outreach efforts and the 2021 “say on pay” results, the CHRC determined that the Company’s executive compensation philosophy, compensation objectives and compensation elements continued to be appropriate and did not make any material changes to the executive compensation program for 2021. However, as communicated in October 2021, the Board of Directors has incorporated ESG in the 2022 incentive plan for Executive Officers. More information will be disclosed in the 2023 Proxy Statement.

The CHRC conducts an ongoing review of the Company’s executive compensation program to evaluate whether the program supports the Company’s compensation philosophy and objectives and to monitor the program’s alignment with its strategic business objectives. In connection with this ongoing review, and based on feedback received through our shareholder outreach, the CHRC continues to implement and maintain what it believes are best practices for executive compensation and governance. Below is a summary of those practices:

WHAT WE DO	WHAT WE DON’T DO
Robust stock ownership requirements	No individual change-in-control agreements
Thorough annual benchmarking process	No tax gross-ups on change-in-control benefits
Rigorous CHRC oversight of incentive metrics, goals and pay/performance relationship	No backdating, repricing or granting of option awards retroactively
Clawback Policy
Limited executive perquisites
Strict anti-hedging and anti-pledging policies
Independent compensation consultant

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COMPENSATION PROGRAM STRUCTURE

We are committed to developing and implementing an executive compensation program that directly aligns the interests of our Named Executive Officers (NEOs) with the long-term interests of shareholders. To that end, the objectives of the Company’s executive compensation program are to attract, motivate and retain talented executive officers who will improve the Company’s performance and provide long-term strategic leadership. The majority of targeted total compensation for our NEOs is equity-based, vests over multiple years and is tied directly to long-term value creation for shareholders. NEO compensation is composed of three primary components:

BASE SALARY	ANNUAL INCENTIVE PLAN (AIP)	LONG-TERM INCENTIVE
Competitive pay to attract and retain talented executives	An opportunity to earn an annual cash award based on the Company’s financial performance and strategic business objectives	A mix of performance-based restricted stock units (PRSUs) and stock options to align management’s interests with long-term shareholders’ interests

Approximately 90 percent of our CEO’s 2021 total targeted compensation was variable and/or at-risk compensation, including 50 percent of long-term incentives delivered in the form of performance based PRSUs with an ROE performance metric and the other 50 percent delivered in the form of stock options.

2021 CEO COMPENSATION ELEMENTS

*

50% of long-term incentives have performance-based vesting conditions.

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BUSINESS PERFORMANCE AND RESULTS

The COVID-19 pandemic caused a global recession, and the sustainability of the economic recovery observed in 2021 remains unclear. The ultimate impact of the COVID-19 pandemic on the Company’s financial and operational results will be determined by the length of time that the pandemic continues, its effect on the demand for the Company’s products and services and the supply chain, as well as the effect of governmental regulations imposed in response to the pandemic. The overall magnitude of the COVID-19 pandemic and the continued fluidity of the situation could materially and adversely impact our business, results of operations and/or financial condition.

Despite the challenges and uncertainty associated with the COVID-19 pandemic, Caterpillar delivered solid operational performance in 2021, including a 22% increase in sales and revenues, and ended the year with our best safety performance on record for the third year in a row. We remained disciplined and focused on maintaining control of our structural costs, which helped us achieve an operating profit margin of 13.5%. Adjusted operating profit margin of 13.7% was within our 2019 Investor Day target range. We generated strong operating cash flow and were able to return $5.0 billion to shareholders through dividends and share repurchases, which represented 83% of Machinery, Energy & Transportation (ME&T) free cash flow. Our total cumulative shareholder return for the 5-year period ending December 31, 2021, continued to outperform the S&P 500 and related indexes. We also increased our dividend in 2021 and paid dividends of $2.3 billion, continuing our status as a Dividend Aristocrat.

Our key financial and business results for 2021 included the following:

PROFITABLE GROWTH

SALES AND REVENUES

*

Enterprise Operating Profit was used in determining performance under our Annual Incentive Plan for 2021.

**

Adjusted Profit Per Share is a non-GAAP measure and a reconciliation to the most directly comparable GAAP measure is included on page 65.

STRONG BALANCE SHEET AND CASH FLOW

Operating Cash Flow $7.2 billion
Year-end enterprise cash balance $9.3 billion

TOTAL SHAREHOLDER RETURN

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IMPORTANT INFORMATION REGARDING 2020 AND 2021 COMPENSATION

FOR NAMED EXECUTIVE OFFICERS

2020 RECAP
■

Due to the potential impact of COVID-19 on the Caterpillar business, in March 2020 the CHRC recommended, and the Board approved, no annual incentive payments to the NEOs for 2020 performance and no base salary increases for the NEOs in 2020.

2021 HIGHLIGHTS
■

Despite the challenges and uncertainty associated with the COVID-19 pandemic, Caterpillar delivered solid operational performance in 2020, achieving performance targets communicated in the 2019 Investor Day. Due to this 2020 performance, the CHRC resumed the annual incentive plan for 2021 and awarded base salary increases to the NEOs.

■

In October 2021, the Board of Directors announced that it will incorporate ESG in the 2022 incentive plan for executive officers, more information will be disclosed in the 2023 Proxy Statement.

PAY OUTCOMES DEMONSTRATE ALIGNMENT WITH COMPANY PERFORMANCE

Consistent with the CHRC’s pay-for-performance philosophy, business results were reflected in the resulting pay decisions made for our CEO and the other NEOs in 2021. Compensation outcomes for 2021 included the following items:

BASE SALARY	■ Named Executive Officers (other than the CEO and the newly promoted Group President) received an average base salary adjustment of 3.7 percent.
ANNUAL INCENTIVE	■ Annual incentive awards for 2021 paid out, on average, at 172% percent of target.
LONG-TERM INCENTIVE
■

Based on the Company’s 1-, 3- and 5-year relative Total Shareholder Return (TSR) at the end of 2020, the 2021 equity grant to the CEO was set at 75th percentile of the compensation peer group and at or below the 80th percentile for the other NEOs.(1)

(1)

Long-Term Incentive Grant Sizing detail is provided on page 39.

CEO COMPENSATION

In 2021, the CHRC and the Board approved a 3.1% increase to Mr. Umpleby’s base salary in recognition of his strong safety, financial and operational performance, despite the unprecedented challenges and uncertainty associated with the COVID-19 pandemic, and to align his target compensation with the peer group median. The annual incentive was paid at 167% of target, which reflects Company’s strong results in 2021. Mr. Umpleby’s 2021 Long-Term Incentive grant was awarded at the 75th percentile of the Company’s peer group reflecting achievement of upper quartile relative performance for 1-year TSR (81st percentile); strong 3-year TSR (63rd percentile) and exceptional 5-year TSR (94th percentile) compared to the compensation peer group; as well as the robust strength of the Company’s three-year ROE performance and his leadership delivering strong operational, safety and financial performance despite the unprecedented challenges of the COVID-19 pandemic.

*

Target Value Includes: Salary of $1,650,000; annual incentive of $2,887,500 and LTI grant of $11,800,000. Total Target Value: $16,337,500

**

Actual Value Includes: Salary of $1,637,500 (due to proration); annual incentive of $4,792,980 and LTI grant of $17,500,000. Total Actual Value: $23,930,480

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COMPENSATION DISCUSSION & ANALYSIS

THE COMPENSATION PROCESS

THE COMPENSATION AND HUMAN RESOURCES COMMITTEE (CHRC)

The CHRC is responsible for the executive compensation program design and decision-making process for NEO compensation. Regular reviews are conducted of the Company’s executive compensation practices, including the methodologies for setting NEO total compensation, the goals of the program and the underlying compensation philosophy. Recommendations and market data are provided to the CHRC by the independent compensation consultant to make decisions, as appropriate, regarding NEO compensation based on the assessment of performance and achievement of Company goals. The CHRC also exercises its judgment as to what is in the best interests of the Company and its shareholders.

COMPENSATION CONSIDERATIONS

The CHRC, with the support of its independent compensation consultant and management, considers many aspects of the Company’s financial and operational performance and other factors when making executive compensation decisions including, but not limited to:

■

Long-term shareholder value creation

■

The cyclical nature of the business

■

Performance relative to financial guidance provided throughout the year

■

Enterprise and Business Unit operational performance

■

Performance relative to peers and competitors

■

Historic absolute and relative performance

■

Key areas management can influence over the short- and long-term

■

Development and retention of diverse top talent

■

Skills, experience and tenure of executive incumbents

■

Market values for comparably situated executives among our peer group as well as internal equity

INDEPENDENT COMPENSATION CONSULTANT

The CHRC retained Meridian Compensation Partners, LLC (“Meridian”) as its independent compensation consultant during 2021. Meridian provides executive and director compensation consulting services, including advice regarding the design and implementation of compensation programs, market information, regulatory updates and analyses and trends on executive compensation and benefits. Interactions between Meridian and management are generally limited to discussions on behalf of the CHRC or as required to fulfill requests at the CHRC’s direction. During 2021, Meridian did not provide any other services to the Company. Based on these factors, the CHRC’s evaluation of Meridian’s independence pursuant to the requirements approved and adopted by the SEC and NYSE, and information provided by Meridian, the CHRC determined that the work performed by Meridian did not raise any conflicts of interest.

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BENCHMARKING COMPENSATION TO PEERS

2021 COMPENSATION PEER GROUP

The CHRC regularly assesses the market competitiveness of the Company’s executive compensation programs based on peer group data. The 2021 Compensation Peer Group was established based on the following criteria:

■

Total sales and revenues and market capitalization of the peer companies relative to Caterpillar;

■

Competitors and industry segment;

■

Potential sources for top talent;

■

Global presence with a significant portion of revenues coming from non-U.S. operations; and

■

Geographic footprint.

2021 Compensation Peer Group
3M Company	Ford Motor Company
Archer-Daniels-Midland Company	General Electric Company
The Boeing Company	Halliburton Company
Cisco Systems, Inc.	Honeywell International Inc.
Cummins Inc.	Intel Corporation
Deere & Company	Johnson Controls, Inc.
Emerson Electric Co.	PACCAR Inc.
FedEx Corporation	Raytheon Technologies Corporation

BENCHMARKING METHODOLOGY

To account for differences in the size of the compensation peer group companies, market data is statistically adjusted allowing for a comparison of the compensation levels to similarly-sized companies. Market data provided by the independent consultant is sourced from the Aon Total Compensation Measurement Database, and size-adjusted to Caterpillar’s three-year average revenues using regression analysis. Each element of our NEOs’ compensation is then targeted to the median of the peer group and adjusted above or below based on performance. To the extent an NEO’s total actual compensation exceeds the peer group median, it is due to outstanding performance, critical skills and notable experience. If an NEO’s compensation is below the median, it is generally due to underperformance against relevant metrics or reflective of an individual who is newer in his or her role.

2021 COMPETITOR PEER GROUP

For 2021, the CHRC also assessed the Company’s business performance against a group of competitors that it deems to compete directly with the Company. Although the Company’s peer group described above is an appropriate benchmark for executive compensation at other similarly sized companies, the peer group data does not always provide useful comparisons to other companies that might be experiencing similar business conditions. To that end, and consistent with the Company’s pay-for-performance philosophy, the Company’s business performance is compared to its competitors by establishing a “Competitor Peer Group.”

The CHRC uses the Competitor Peer Group (along with the Compensation Peer Group and S&P 500 Industrials) to assess relative performance using TSR when awarding long-term incentive awards. However, the Competitor Peer Group is not used to benchmark compensation. The 2021 Competitor Peer Group, was established based on the following criteria:

■

Compete in the same markets as the Company;

■

Offer similar products and services as the Company; or

■

Serve the same, or similar, industries and end users as the Company.

2021 Competitor Peer Group*
Cummins Inc.	Komatsu Ltd.
Deere & Company	Sany Heavy Industry Co., Ltd.
Hitachi Construction Machinery Co., Ltd.	Volvo AB
*

In June 2021, the CHRC approved the removal of Sany Heavy Industry Co., Ltd. and the addition of Siemens Energy and Wabtec Corporation to the Competitor Peer Group. This change in the Competitor Peer Group improves Energy & Transportation competitor representation. Otherwise, the Competitor Peer Group remained unchanged from the prior year.

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CEO PERFORMANCE EVALUATION AND COMPENSATION

The Board, excluding the CEO, all of whom are independent directors, annually conducts the CEO’s performance evaluation. Prior to the Board’s evaluation of the CEO’s performance and its approval of CEO compensation, the CHRC makes a preliminary compensation recommendation to the Board based on its initial evaluation and performance review of the CEO. The Board then makes its final determination for CEO compensation.

EXECUTIVE COMPENSATION AND RISK MANAGEMENT

Each year, the CHRC assesses the Company’s risk profile relative to the executive compensation program and confirms that its compensation programs and policies do not create or encourage excessive risks that are reasonably likely to have a material adverse impact on the Company. Also, the CHRC has concluded that the total compensation structure for senior leadership does not inappropriately emphasize short-term stock price performance at the expense of longer-term value creation. In particular, long-term incentive awards, as a significant portion of total compensation, and target stock ownership guidelines which NEOs are required to maintain are structured to align management’s compensation with the principles of risk management by maintaining a focus on the long-term performance of the Company.

TARGET STOCK OWNERSHIP GUIDELINES

The target stock ownership guideline for the CEO is six times base salary and three times base salary for each of the other NEOs. NEOs have a five-year period from their first grant date after appointment to meet the target stock ownership guidelines. NEOs are required to maintain their target stock ownership for a post-employment period. All NEOs are in compliance with these guidelines.

COMPONENTS OF EXECUTIVE COMPENSATION

NEOs receive a mix of fixed and variable compensation with a focus on long-term and performance-based components:

CEO

AVERAGE OF OTHER NEOS

BASE SALARY

Base salary is the only fixed component of NEO compensation. The CHRC targets base salaries at the size-adjusted median level of the peer group. Each NEO’s base salary is determined by the individual’s level of responsibility and historic performance with reference to the market median. Base salary increases, if any, are based on achievement of individual and Company objectives, contributions to Caterpillar’s performance and culture, leadership accomplishments and a comparison to those in comparable positions at peer companies.

In 2021, Mr. Umpleby’s salary was increased from $1.6 million to $1.65 million in recognition of his strong performance and to align his target compensation with the peer group median.

In January 2021, Mr. Creed was promoted to Group President and his salary was increased to $665,000 at that time. Salary adjustments for all other NEO’s were made effective April 1, 2021, and set at or below the peer group median.

NEO Base Salary

Name	Dec 31, 2020	Dec 31, 2021
Umpleby	$1,600,000	$1,650,000
Bonfield	$832,000	$860,000
Johnson	$820,500	$855,000
De Lange	$767,400	$795,000
Creed	$455,001	$665,000

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ANNUAL INCENTIVE

2021 ANNUAL INCENTIVE PLAN DESIGN

The Company’s Annual Incentive Plan (AIP) is designed to provide each NEO with the opportunity to earn an annual cash payout based on the short-term performance of the Company and each NEO’s respective businesses. The AIP places a significant percentage of each NEO’s annual cash compensation at risk and aligns the interests of executives and shareholders.

The AIP design continues to closely align pay outcomes with business performance by annually comparing the Company’s forecasted Enterprise Operating Profit to the prior year’s actual Enterprise Operating Profit. The comparison is conducted to determine whether the current year will be an “up year” (improved performance) or “down year” (weaker performance) versus the prior year’s actual Enterprise Operating Profit results. In addition, the AIP design also includes a Strategic Objective Modifier which allows the CHRC to adjust the AIP payment by +/-20% based on the NEO’s contributions. All NEOs participated in AIP in 2021.

2021 ANNUAL INCENTIVE PLAN DESIGN

Step 1: Determine “Up/Down Year”

Step 2: AIP Calculation

2021 ANNUAL INCENTIVE PERFORMANCE MEASURES AND RESULTS

In addition to Enterprise Operating Profit performance, a portion of each NEO’s annual incentive was based on Operating Profit After Capital Charge (OPACC) and Services Revenues, all of which were subject to the same design above. Consistent with this design process, after reviewing the Company’s 2021 business plan, the CHRC determined that 2021 would be an “up year,” as Enterprise Operating Profit was forecasted to be above 2020. As a result, there were no adjustments to the target annual incentive opportunity for NEOs. For the annual incentive, at its February 2021 meeting, the CHRC approved the performance measures described below and the strategic objective to be used for determining actual payouts.

The largest portion of financial measures (ranging from 50 percent to 70 percent) of each NEO’s 2021 annual incentive opportunity was based on Enterprise Operating Profit and the OPACC for their respective businesses, where applicable. The remaining portion of each NEO’s annual incentive award opportunity was determined by the Services Revenues metric for the enterprise or their respective businesses. Consistent with the Operating & Execution model, Services Revenues align the Company’s emphasis on the services growth strategy with variable incentive opportunity.

When establishing the performance targets for 2021, the CHRC reviewed the Company’s business plan, historical performance, management recommendations and feedback provided by the independent compensation consultant.

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Targets were set for each of the performance measures at levels that were designed to be reasonably achievable with strong management performance. Maximum performance levels were designed to be difficult to achieve in light of historical performance and the Company’s business forecast at the time the measures were approved. The business forecast includes consideration of market, economic and geopolitical factors. The performance measures were also weighted according to the Company’s business priorities and the responsibilities of each NEO. The CHRC identified certain objectives to further focus management’s efforts on company’s services growth strategy. These objectives, as well as the performance measures and weightings, were communicated to the NEOs at the beginning of the performance period.

The charts below and on the following page summarize the performance measures, weightings and results that the CHRC reviewed and approved for the 2021 annual incentive for each NEO.

DESCRIPTION OF PERFORMANCE MEASURES

PERFORMANCE MEASURE	DEFINITION	RATIONALE
ENTERPRISE OPERATING PROFIT

Enterprise Operating Profit measures the overall profitability of all of Caterpillar’s operations (including Machine, Energy & Transportation (ME&T) and Financial Products) before taxes, interest and other non-operating items. For AIP purposes, the Enterprise Operating Profit metric will be calculated as Caterpillar Consolidated Operating Profit excluding restructuring costs.

The CHRC approved Enterprise Operating Profit as a performance measure to incentivize management to enhance the overall profitability of the Company. The CHRC believes that Enterprise Operating Profit is an important corporate metric for shareholders to be able to assess the financial health of the Company.

ENTERPRISE OPERATING PROFIT AFTER CAPITAL CHARGE (OPACC)

Enterprise Operating Profit After Capital Charge (OPACC) measures how productively and efficiently Caterpillar is utilizing assets to generate shareholder value. For AIP purposes, Enterprise OPACC is calculated as ME&T adjusted operating profit excluding restructuring costs less the capital charge.

For Enterprise OPACC, the capital charge equals average quarterly ME&T net assets multiplied by a pre-tax capital charge rate of 13 percent.

OPACC is designed to measure how productively and efficiently the Company’s assets are being utilized by examining the relationship between the value of the Company’s assets and the operating profit that those assets generate. An increase in OPACC means that the Company’s management is utilizing assets more efficiently to generate shareholder value, which the CHRC views as key to Caterpillar’s long-term success.

SEGMENT OPERATING PROFIT AFTER CAPITAL CHARGE (OPACC)

For each segment, OPACC is calculated as segment profit less the capital charge. In 2021, the capital charge was calculated as the average monthly net accountable assets multiplied by a pre-tax capital charge rate of 13 percent.

OPACC is designed to measure how productively and efficiently the Company’s assets are being utilized by examining the relationship between the value of the Company’s assets and the operating profit that those assets generate. An increase in OPACC means that the Company’s management is utilizing assets more efficiently to generate shareholder value, which the CHRC views as key to Caterpillar’s long-term success.

SERVICES REVENUES

ME&T Services Revenues include, but are not limited to, aftermarket parts and other service-related revenues (excludes Cat Financial and discontinued products). Due to the competitively sensitive nature of this measure, the threshold, target and result levels have all been indexed and reported as such.

The CHRC approved Services Revenues as an important measure intended to further strengthen profitability realized by growth in aftermarket parts and services.

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2021 ANNUAL INCENTIVE PERFORMANCE MEASURES AND RESULTS

*

Adjusted for approved items

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2021 INCENTIVE PAYMENTS

In early 2022, the results for each performance measure noted above were converted into a performance factor, which was then multiplied by the respective weightings to determine the performance factor for each NEO. Then, the CHRC assessed the individual contributions of each NEO to the Strategic Objective, the high-priority initiative critical to deliver the enterprise strategy for long-term profitable growth, to determine the final factor and actual payments.

The following are the calculated 2021 cash incentive payments made to the NEOs:

	Target Opportunity		Salary(1)		Final Factor(2)		Payment(3)
Umpleby	175%	X	$1,637,671	X	1.67	=	$4,792,980
Bonfield	115%	X	$853,096	X	1.55	=	$1,524,600
Johnson	115%	X	$846,493	X	1.82	=	$1,771,100
De Lange	115%	X	$788,195	X	1.95	=	$1,772,000
Creed	115%	X	$665,000	X	1.60	=	$1,227,300

(1)   All payments were calculated using a daily weighted average salary.

(2)   The final factor represents the calculated financial performance results adjusted by the Strategic Objective Modifier; the Strategic Objective Modifier applied to Mr. Umpleby was 13% and ranged from 5% to 18% for the other NEOs.

(3)   Payments were rounded up to the nearest thousand; may not recalculate exactly due to rounding.

LONG-TERM INCENTIVE

2021 DESIGN

In 2021, the CHRC granted one-half of each NEO’s total long-term incentive (LTI) value in Performance-based Restricted Stock Units (PRSUs) and one-half in non-qualified stock options (stock options). The stock options vest equally in one-third increments beginning on the first anniversary of the grant date and expire after ten years from grant. Dividend Equivalent Units (DEUs) accrue on unvested PRSUs, but are settled only if the vesting requirements are met. The DEUs will settle in additional shares, rounded to the nearest whole unit.

For the 2021 PRSU grants, the CHRC selected Return on Equity (ROE) as the performance measure because it aligns the interests of the NEOs with those of our shareholders by measuring and rewarding profitability relative to shareholders’ investment in the business. The use of the ROE metric and the determination of the performance hurdle for each performance cycle are calibrated with historical performance of the compensation and competitor peer groups (as well as S&P 500 Industrials more broadly) and are intended to reward for the achievement of sustained, long-term returns throughout the cycles in the Company’s business. The CHRC believes that a strong focus on ROE reinforces effective capital management along with the need to deliver returns above the cost of capital even in a highly cyclical and often challenging macro-economic operating environment, thus aligning leadership priorities with long-term shareholder interests. The Company’s ROE performance is annually reviewed including any one-time, non-operational or other special items that might impact the ROE result. Although certain items may significantly impact the Company’s reported financial results, they are not always indicative of the underlying operational performance of the Company or its management. To that end, in its evaluation of the Company’s ROE results, the CHRC may use its discretion to make adjustments to ROE to align compensation outcomes with the operating performance of the Company.

2021 GRANT SIZING

The CHRC follows a consistent process for sizing and awarding LTI grant values for NEOs, the process is described and illustrated below:

1	Benchmark the median LTI value for the Company’s Compensation Peer Group
2

Review and consider financial results: 1-, 3- and 5-year TSR (vs. the Compensation Peer Group and Competitor Peer Group and the S&P 500 Industrials); operational performance; market conditions; and strategy execution

3	Adjust award values to reflect individual performance including consistency of performance against goals, leadership contributions, time in role and other relevant factors

In determining grant sizing for 2021, the Committee was consistent with the methodology used in previous years and its pay for performance philosophy; and assessed the 1-, 3- and 5-year relative TSR performance for the period ending December 31, 2020, as well as operating performance and strategy execution during these periods.

The Company delivered strong financial and operational performance results as demonstrated by the upper quartile relative performance for 1-year TSR (81st percentile); together with strong 3-year TSR (63rd percentile) and exceptional 5-year TSR (94th percentile) of the compensation peer group. Based on the robust strength of this relative TSR performance and the three-year ROE performance, coupled with the resilience demonstrated throughout the unprecedented challenges of a global pandemic, the 2021 LTI award for the CEO was set at the 75th percentile of the benchmarked LTI values of the Company’s compensation peer group and at or below the 80th percentile for the other NEOs.

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RELATIVE TSR PERFORMANCE (PERCENTILE RANKING VS. PEERS)

Performance Period	Compensation Peer Group	Competitor Peer Group	S&P 500 Industrials
1-Year	81st	33rd	70th
3-Year	63rd	33rd	41st
5-Year	94th	67th	83rd
Grant Sizing	75th - 80th Percentile

2019 – 2021 PERFORMANCE RESTRICTED STOCK UNITS (PRSUs)

For the 2019 – 2021 performance period, adjustments were made to the ROE to exclude the impact of certain restructuring costs, pension and other post-employment benefits (OPEB) mark-to-market gains/losses resulting from plan remeasurements and U.S. tax reform in 2019. In each case, the CHRC determined that these adjustments were an appropriate use of its discretion and in the best interests of the Company and its shareholders.

For the 2019 grant, the PRSUs cliff vested based on a three-year average adjusted ROE result of 35 percent, which exceeded the goal of 18 percent. The chart below describes the Company’s ROE performance and results for the 2019 – 2021 performance period:

2019-2021 PRSUs

OTHER COMPENSATION, BENEFITS AND CONSIDERATIONS

POST-TERMINATION AND CHANGE IN CONTROL BENEFITS

Except for customary provisions in employee benefit plans and as required by applicable law, the NEOs do not have any pre-existing executive severance packages or contracts; however, the CHRC will consider the particular facts and circumstances of an NEO’s separation to determine whether payment of any severance or other benefit to such NEO is appropriate. Change in control benefits are provided under the Company’s long-term and annual incentive plans and represent customary provisions for these types of plans and have no direct correlation with other compensation decisions. There is no cash severance or other benefits for a termination related to change in control beyond what is provided under the long-term and annual incentive plans.

The Company’s change in control provisions are subject to a “double trigger” and, when both a change in control and involuntary termination of employment without cause occur, provide accelerated vesting and target payouts under the incentive plans, as described further below.

In the event of a qualifying termination of employment following a change in control, target payouts are provided under the incentive plans.

■

All unvested stock options, stock appreciation rights, performance-based restricted stock units and restricted stock units vest immediately.

■

Stock options and stock appreciation rights remain exercisable over the normal life of the grant.

■

The annual incentive plan allows for the target award opportunity, prorated based on the individual’s time of employment from the beginning of the performance period through the latter of: (1) the change in control or (2) termination of employment.

Additional information is disclosed in the “Potential Payments Upon Termination or Change in Control” section of this proxy statement.

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RETIREMENT AND OTHER BENEFITS

In addition to the annual and long-term components of compensation, NEOs participate in health and welfare benefit plans generally available to U.S.-based management and salaried employees to provide competitive benefits.

The defined contribution and defined benefit retirement plans available to the NEOs are also available to many U.S.-based management and salaried employees. Under the defined benefit pension plans, the benefit is calculated based on years of service and final average monthly earnings. All NEOs participate in one or more of the U.S. retirement plans described below:

Plan Type	Title	Description
RETIREMENT INCOME PLAN (RIP)

Defined benefit pension plan under which benefit amounts are calculated based on years of service and final average monthly earnings and offer annuity payments. On December 31, 2014, the Solar Turbines Incorporated Retirement Plan merged with and into RIP and is a supplement to RIP as of January 1, 2015. As a result, all references herein to “Solar RP” shall refer to benefits accrued under the Solar Turbines Incorporated Retirement Plan supplement to RIP. Solar RP and RIP were closed to new entrants effective January 1, 2011. Benefits were frozen for most participants at that time; however, a group of “Sunset” participants accrued benefits until the earlier of their separation from service or December 31, 2019. Sunset participants were hired prior to January 1, 2003, and were age 40 or more as of December 31, 2010. Mr. Umpleby earned benefits under Solar RP through December 31, 2019; Mr. Creed earned benefits under RIP through December 31, 2010.

SOLAR MANAGERIAL RETIREMENT OBJECTIVE PLAN (MRO)

Non-qualified defined benefit pension plan that works in tandem with the Solar RP supplement to RIP. MRO pays an additional benefit that would otherwise have been paid under Solar RP if cash incentive awards were taken into account under Solar RP. MRO also provides additional pension benefits if the Solar RP benefit is limited due to certain compensation and annual benefit limits imposed on RIP by the tax code. Mr. Umpleby earned benefits under MRO through December 31, 2019.

CATERPILLAR 401(k) SAVINGS PLAN (401(k) PLAN)

All NEOs participate in the 401(k) Plan under which the Company matches 100 percent of the first six percent of eligible pay contributed by the participant, and the Company makes an annual non-elective contribution equal to three percent, four percent or five percent of eligible pay based on the employee’s age and years of service with the Company.

SUPPLEMENTAL DEFERRED COMPENSATION PLAN (SDCP)

All NEOs also participate in SDCP, which provides the opportunity to make deferrals of base salary in excess of the limits imposed on the 401(k) Plan by the Internal Revenue Code and to elect deferrals from the AIP. Under the terms of SDCP, participants are eligible to earn matching contributions and annual non-elective contributions based on formulas applicable to them in the 401(k) Plan.

SUPPLEMENTAL (SEIP) AND DEFERRED (DEIP) EMPLOYEES’ INVESTMENT PLAN

NEOs meeting eligibility requirements prior to March 25, 2007, were previously eligible to participate in SEIP and DEIP. These plans were closed in March 2007. Compensation deferred into SEIP and DEIP prior to January 1, 2005, remains in these plans.

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LIMITED PERQUISITES

The Company provides NEOs a limited number of perquisites that the CHRC believes are reasonable and consistent with the overall compensation program and those commonly provided in the marketplace. These perquisites are intended to provide for the security and safety of our executives as well as to allow additional time to devote to Caterpillar business. Perquisites include executive physicals, financial planning, home and personal security and limited personal use of company aircraft and ground transportation. The costs associated with these perquisites are included in the “2021 All Other Compensation Table.”

CLAWBACK PROVISION

Under the Company’s compensation clawback provision, the Board may require reimbursement of any bonus or incentive compensation awarded to an officer or cancel unvested restricted or deferred stock awards previously granted to the officer if all the following apply:

■

The amount of the bonus, incentive compensation or stock award was calculated based on the achievement of certain financial results that were subsequently the subject of a restatement.

■

The officer engaged in intentional misconduct that caused or partially caused the need for the restatement.

■

The amount of the bonus, incentive compensation or stock award that would have been awarded to the officer had the financial results been properly reported would have been lower than the amount actually awarded.

NO HEDGING OR PLEDGING

The Company’s insider trading policy prohibits directors, officers and employees from engaging in hedging transactions, holding Company securities in a margin account or otherwise pledging Company securities.

TAX IMPLICATIONS: DEDUCTIBILITY OF NEO COMPENSATION

Under Section 162(m) of the Internal Revenue Code, generally NEO compensation over $1 million for any year is not deductible for United States income tax purposes. Historically, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable IRS regulations. With the enactment of the 2017 Tax Cuts and Jobs Act, the performance-based compensation exemption was eliminated under Section 162(m) of the Internal Revenue Code, except with respect to certain grandfathered arrangements. The CHRC believes that it must maintain flexibility in its approach to executive compensation in order to structure a program that it considers to be the most effective in attracting, motivating and retaining the Company’s key executives, and therefore, the deductibility of compensation is one of several factors considered when making executive compensation decisions.

COMPENSATION AND HUMAN RESOURCES COMMITTEE REPORT

The Compensation and Human Resources Committee (CHRC) has reviewed and discussed the Compensation Discussion & Analysis (CD&A) included in this proxy statement with management and is satisfied that the CD&A fairly and completely represents the philosophy, intent and actions of the CHRC with regard to executive compensation. Based on such review and discussion, we recommend to the Board that the CD&A be included in this proxy statement and the Company’s Annual Report on Form 10-K for filing with the SEC.

By the members of the Compensation and Human Resources Committee:

Debra L. Reed-Klages (Chair)

Miles D. White

Rayford Wilkins, Jr.

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2021 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-equity Incentive Plan Compensation(3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total Compensation	Total Without Change in Pension Value(6)
D. James Umpleby III Chairman & CEO	2021	$1,637,500	$—	$8,749,964	$8,750,028	$4,792,980	$—	$367,560	$24,298,032	$24,298,032
	2020	$1,600,000	$—	$5,899,969	$5,900,000	$—	$—	$276,582	$13,676,551	$13,676,551
	2019	$1,575,000	$—	$5,450,022	$6,704,943	$2,336,000	$18,161,210	$291,954	$34,519,129	$16,357,919
Andrew R. J. Bonfield CFO	2021	$853,000	$—	$2,599,981	$2,599,993	$1,524,600	$—	$118,062	$7,695,636	$7,695,636
	2020	$832,000	$—	$1,800,053	$1,800,009	$—	$—	$152,520	$4,584,582	$4,584,582
	2019	$824,000	$—	$1,799,934	$2,214,477	$730,000	$—	$479,732	$6,048,143	$6,048,143
Denise C. Johnson Group President	2021	$846,375	$—	$2,550,095	$2,549,997	$1,771,100	$—	$138,799	$7,856,366	$7,856,366
	2020	$820,500	$—	$1,849,945	$1,849,993	$—	$—	$222,421	$4,742,859	$4,742,859
	2019	$808,875	$—	$1,799,934	$2,214,477	$840,000	$—	$243,684	$5,906,970	$5,906,970
Bob De Lange Group President	2021	$788,100	$—	$2,499,990	$2,500,000	$1,772,000	$—	$146,620	$7,706,710	$7,706,710
	2020	$767,400	$—	$1,849,945	$1,849,993	$—	$—	$213,557	$4,680,895	$4,680,895
	2019	$761,800	$—	$1,600,018	$1,968,433	$820,000	$—	$281,928	$5,432,179	$5,432,179
Joseph E. Creed Group President	2021	$665,000	$—	$2,499,990	$2,500,000	$1,227,300	$—	$289,991	$7,182,281	$7,182,281

(1)

The amounts reported in this column represent PRSUs granted in 2021 under the Caterpillar Inc. 2014 Long-Term Incentive Plan (LTIP) and are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, assuming the highest level of performance is achieved for the PRSUs, which at the time of grant reflected the probable level of achievement. Assumptions made in the calculation of these amounts are included in Note 3 “Stock-based compensation” to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, included in the Company’s Form 10-K filed with the SEC on February 16, 2022.

(2)

The amounts reported in this column represent non-qualified stock options granted under the LTIP that are valued based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions made in the calculation of these amounts are included in Note 3 “Stock-based compensation” to the Company’s consolidated financial statements for the fiscal year ended December 31, 2021, included in the Company’s Form 10-K filed with the SEC on February 16, 2022.

(3) The amounts in this column reflect the AIP payments for 2021, paid in 2022, for all NEOs.
(4)

No NEO receives preferential or above market earnings on nonqualified deferred compensation. Amounts above reflect the actuarial present value of the NEO's change in accrued benefit under all defined benefit pension plans year over year using the pension plan measurement dates for financial statement reporting purposes. See Retirement and Other Benefits on page 41 for descriptions of the pension plans, and the 2021 Pension Benefits table and related footnotes on page 47 for the present value of each NEO's accumulated pension benefits and information regarding actuarial assumptions used.

(5) All Other Compensation detail for 2021 is shown in a separate table appearing on the next page.
(6)

To demonstrate how year-over-year changes in pension value impact total compensation, as determined under SEC rules, we have included this column to show total compensation without pension value changes. The amounts reported in this column are calculated by subtracting the change in pension value reported in the Change in Pension Value and Nonqualified Deferred Compensation Earnings column, from the amounts reported in the Total Compensation column. The amounts reported in this column differ from, and are not a substitute for, the amounts reported in the Total Compensation column.

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2021 ALL OTHER COMPENSATION TABLE

Name	Company Contributions 401(k)	Company Contributions SDCP	Corporate Aircraft/ Transportation(1)	Personal Security(2)	Other(3)	Total All Other Compensation
D. James Umpleby III	$31,350	$263,400	$49,170	$5,845	$17,795	$367,560
Andrew R. J. Bonfield	$28,500	$84,860	$-	$407	$4,295	$118,062
Denise C. Johnson	$28,673	$88,403	$1,242	$2,686	$17,795	$138,799
Bob De Lange	$31,258	$95,006	$69	$2,374	$17,913	$146,620
Joseph E. Creed	$31,058	$48,973	$1,763	$11,458	$196,739	$289,991

(1)

Values in this column, except as below, include the value of personal aircraft usage based on Caterpillar’s incremental cost per flight hour, including the weighted average variable operating cost of fuel, oil, aircraft maintenance, landing and parking fees, related ground transportation, catering and other smaller variable costs. Mr. Umpleby and the Company have a time-sharing lease agreement, pursuant to which certain costs associated with personal flights are reimbursed by Mr. Umpleby to the Company in accordance with the agreement. The 2021 amount listed includes personal use of corporate aircraft as follows: Mr. Umpleby $48,750, Mr. De Lange $69 and Mr. Creed $213. Values in this column also include the value of personal use of executive ground transportation service based on Caterpillar’s incremental cost per mile and trip hour, or as invoiced by a third party service provider. The 2021 amount listed includes personal ground transportation usage as follows: Mr. Umpleby $420, Ms. Johnson $1,242 and Mr. Creed $1,550.

(2)

Amounts reported for personal security represent the cost provided by outside security providers for installation, monitoring and maintenance of home security and smart home services and for reputation and identity theft protection. The incremental cost associated with the security services is determined based upon the amounts paid to these outside service providers.

(3)

Values in this column include the cost for executive physicals and financial planning services. The incremental cost associated with these services is determined based upon the amounts paid to the approved service providers. Mr. De Lange was previously an International Service Employee (ISE), and the amount reported also includes tax preparation fees of $1,618 (including a tax gross-up of $118) incurred in 2021 related to his ISE service in accordance with the Company's tax equalization policy for ISEs. The amount reported for Mr. Creed also includes allowances and reimbursements related to relocation expenses of $183,239 (including a tax gross-up of $37,500). Mr. Creed received the same benefits and was subject to the same relocation policy as other U.S.-based management employees.

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GRANTS OF PLAN-BASED AWARDS IN 2021

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options(3)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Target (#)
D. James Umpleby III	3/1/2021				39,816	—	—	$—	$8,749,964
	3/1/2021				—	—	155,411	$219.76	$8,750,028
	AIP(5)	1,432,962	2,865,925	5,731,849
Andrew R. J. Bonfield	3/1/2021				11,831	—	—	$—	$2,599,981
	3/1/2021				—	—	46,179	$219.76	$2,599,993
	AIP(5)	490,530	981,060	1,962,121
Denise C. Johnson	3/1/2021				11,604	—	—	$—	$2,550,095
	3/1/2021				—	—	45,291	$219.76	$2,549,997
	AIP(5)	486,734	973,467	1,946,934
Bob De Lange	3/1/2021				11,376	—	—	$—	$2,499,990
	3/1/2021				—	—	44,403	$219.76	$2,500,000
	AIP(5)	453,212	906,424	1,812,847
Joseph E. Creed	3/1/2021				11,376	—	—	$—	$2,499,990
	3/1/2021				—	—	44,403	$219.76	$2,500,000
	AIP(5)	382,375	764,750	1,529,500

(1) The amounts reported represent estimated potential awards under the 2021 AIP.
(2)

The amounts reported in this column represent estimated potential awards under the LTIP. PRSUs were granted on March 1, 2021, under the LTIP for the 2021-2023 performance period. PRSUs vest at the end of the three-year performance period subject to the Company’s achievement of an average ROE performance hurdle during that period. There is no threshold or maximum payout opportunity with respect to these PRSUs.

(3)

Amounts reported represent stock options granted under the LTIP. The exercise price for all stock options granted to the NEOs is the closing price of Caterpillar stock on the grant date, March 1, 2021. All stock options granted to the NEOs will vest in one-third increments on March 1, 2022, March 1, 2023, and March 1, 2024.

(4)

The amounts shown do not reflect realized compensation by the NEO. As reported in this column, the value of PRSUs granted in 2021 under the LTIP are based on the aggregate grant date fair value computed in accordance with FASB ASC Topic 718, assuming the highest level of performance is achieved for the PRSUs, which at the time of the grant reflected the probable level of achievement.

(5)

The 2021 AIP estimates shown are based upon each executive’s base salary for 2021. The actual payout was based on the achievement of corporate and business unit performance metrics and the Strategic Objective Modifier. Please refer to page 37 of the CD&A for a detailed explanation of the various performance metrics. Payments under AIP are limited by a plan cap set at $15 million. The cash payouts for the 2021 plan year are included in the column “Non-Equity Incentive Plan Compensation” of the “2021 Summary Compensation Table.”

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OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised SARs/Options			SAR / Option Exercise Price	SAR / Option Expiration Date(1)	Number of Shares or Units of Stock that have not Vested	Market Value of Shares or Units of Stock that have not Vested	Equity Incentive Plan Awards
	Grant Date	Exercisable	Unexercisable					Number of Unearned Shares, Units or other Rights that have not Vested(2)	Market or Payout Value of Unearned Share, Units or other Rights that have not Vested(3)
D. James Umpleby III	3/5/2018	182,944	—	$151.12	3/5/2028	—	$—	—		$—
	3/4/2019	—	—	$—		—	$—	42,281	(4)	$8,741,174
	3/4/2019	109,077	54,538	$138.35	3/4/2029	—	$—	—		$—
	3/2/2020	—	—	$—		—	$—	48,213	(5)	$9,967,556
	3/2/2020	75,701	151,402	$127.60	3/2/2030	—	$—	—		$—
	3/1/2021	—	—	$—		—	$—	40,425	(5)	$8,357,465
	3/1/2021	—	155,411	$219.76	3/1/2031	—	$—	—		$—
Andrew R. J. Bonfield	3/4/2019	—	—	$—		—	$—	13,964	(4)	$2,886,917
	3/4/2019	—	18,012	$138.35	3/4/2029	—	$—	—		$—
	3/2/2020	—	—	$—		—	$—	14,710	(5)	$3,041,145
	3/2/2020	—	46,190	$127.60	3/2/2030	—	$—	—		$—
	3/1/2021	—	—	$—		—	$—	12,012	(5)	$2,483,361
	3/1/2021	—	46,179	$219.76	3/1/2031	—	$—	—		$—
Denise C. Johnson	3/4/2019	—	—	$—		—	$—	13,964	(4)	$2,886,917
	3/4/2019	—	18,012	$138.35	3/4/2029	—	$—	—		$—
	3/2/2020	—	—	$—		—	$—	15,117	(5)	$3,125,289
	3/2/2020	—	47,473	$127.60	3/2/2030	—	$—	—		$—
	3/1/2021	—	—	$—		—	$—	11,782	(5)	$2,435,811
	3/1/2021	—	45,291	$219.76	3/1/2031	—	$—	—		$—
Bob De Lange	3/7/2016	46,870	—	$74.77	3/7/2026	—	$—	—		$—
	3/6/2017	79,834	—	$95.66	3/6/2027	—	$—	—		$—
	3/5/2018	60,512	—	$151.12	3/5/2028	—	$—	—		$—
	3/4/2019	—	—	$—		—	$—	12,413	(4)	$2,566,264
	3/4/2019	32,023	16,011	$138.35	3/4/2029	—	$—	—		$—
	3/2/2020	—	—	$—		—	$—	15,117	(5)	$3,125,289
	3/2/2020	23,737	47,473	$127.60	3/2/2030	—	$—	—		$—
	3/1/2021	—	—	$—		—	$—	11,550	(5)	$2,387,847
	3/1/2021	—	44,403	$219.76	3/1/2031	—	$—	—		$—
Joseph E. Creed	3/5/2018	18,294	—	$151.12	3/5/2028	—	$—	—		$—
	3/4/2019	—	—	$—		—	$—	3,879	(4)	$801,944
	3/4/2019	10,008	5,003	$138.35	3/4/2029	—	$—	—		$—
	3/2/2020	—	—	$—		—	$—	4,903	(5)	$1,013,646
	3/2/2020	—	15,396	$127.60	3/2/2030	—	$—	—		$—
	3/1/2021	—	—	$—		—	$—	11,550	(5)	$2,387,847
	3/1/2021	—	44,403	$219.76	3/1/2031	—	$—	—		$—

(1)

Stock options granted in 2019, 2020 and 2021 are exercisable in one-third increments on each of the first through third year anniversaries of the date of grant for all NEOs. Stock options expire ten years from the grant date for an active employee.

(2)

The amounts shown include any prior PRSU grants that were not vested as of December 31, 2021. The grants provide for DEUs to accrue on unvested PRSUs when a dividend is paid by the Company. The amount shown includes any applicable DEUs accrued as of December 31, 2021 (rounded to the nearest whole unit).

(3)

Market value is based on the number of PRSUs, including, when applicable, DEUs that have not vested (rounded to the nearest whole unit) multiplied by $206.74, the closing price of Caterpillar’s common stock on December 31, 2021.

(4)

This amount represents the PRSUs that vested based on the achievement of an average ROE performance hurdle over the three-year performance cycle. The Company achieved the ROE performance hurdle, and accordingly, the PRSUs were released February 8, 2022.

(5)

This amount represents the PRSUs that are scheduled to vest following the end of the performance periods in 2022 and 2023, respectively, based on the Company’s achievement of an average ROE performance hurdle over the three-year performance period. The number of PRSUs reported in this table assumes the aggregate ROE performance hurdle is achieved for the three-year performance period.

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2021 OPTION EXERCISES AND STOCK VESTED

Name	Option Awards(1)		Stock Awards(2)
	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
D. James Umpleby III	—	$—	46,337	$9,117,963
Andrew R. J. Bonfield	82,199	$17,766,492	5,659	$1,113,550
Denise C. Johnson	60,513	$13,304,690	14,258	$2,805,618
Bob De Lange	31,888	$6,841,751	15,327	$3,015,970
Joseph E. Creed	7,699	$1,887,179	7,197	$1,472,623

(1)

Upon exercise, options may have been withheld to satisfy income tax obligations. The amounts shown are gross amounts.

(2)

Upon vesting of RSUs or PRSUs, units may have been withheld to satisfy income tax obligations. The amounts shown are gross amounts.

2021 PENSION BENEFITS

Name	Plan Name(1)	Number of Years of Credited Service(2)	Present Value of Accumulated Benefit(3,4)	Payments During Last Fiscal Year
D. James Umpleby III	RIP - Solar RP	25	$2,439,096	$—
	Solar MRO	25	$39,667,196	$—
Andrew R. J. Bonfield		—	$—	$—
Denise C. Johnson		—	$—	$—
Bob De Lange		—	$—	$—
Joseph E. Creed	RIP	13.58	$383,830	$—

(1)

Upon his initial hire with Solar Turbines Inc, a wholly owned subsidiary of Caterpillar, on July 7, 1980, Mr. Umpleby became eligible to participate in the Solar Turbines Inc. Retirement Plan (Solar RP) and the Solar Turbines Incorporated Managerial Retirement Objective Plan (Solar MRO). Mr. Creed participates in the Caterpillar, Inc. Retirement Income Plan (RIP). The Solar RP was merged into RIP as of January 1, 2015; however, all benefit and eligibility provisions of Solar RP remain unchanged. The RIP is a noncontributory U.S. qualified defined benefit pension plan and the Solar MRO is a U.S. non-qualified pension plan. Mr. Bonfield, Ms. Johnson and Mr. De Lange do not participate in a pension plan.

(2)

Mr. Umpleby has more than 41 years of service with the Company and meets the early retirement eligibility requirement of age 55 with at least ten years of service. Early retirement benefits paid under Solar RP and Solar MRO have a three percent reduction per year under age 62. The Solar RP was merged into RIP as of January 1, 2015; however, all benefit and eligibility provisions of Solar RP remain unchanged. The total benefit formula for the Solar RP is 60 percent of final average salary prorated for years of service less than 25 minus 65 percent of the monthly Social Security benefit. Final average salary is the average base salary for the highest consecutive 36-month period during the 120-month period prior to the determination date. The Solar MRO provides a benefit under the same benefit formula but includes base salary and annual cash incentive pay. Amounts payable under both Solar RP and Solar MRO are based upon a maximum of 25 years of service.

Mr. Creed has more than 24 years of service with the Company. The Traditional benefit formula for the RIP is 1.5% percent of final average salary times years of service as of the freeze date of the plan (up to 35). Final average salary is the average base and incentive salary for the 5 highest 12-month periods during the 120-month period prior to the determination date. Mr. Creed does not currently meet early retirement eligibility requirement criteria as defined under RIP but would be eligible upon attainment of 30 years of service or age 55, whichever comes first.

The employees' annual retirement income benefits under the RIP and Solar RP are restricted by the Internal Revenue Code limitations and the excess benefit is paid from the Solar MRO for Mr. Umpleby. Solar MRO is not funded.

(3)

The present value of accumulated benefits payable is determined assuming commencement on the NEO’s earliest unreduced retirement date using a discount rate of 2.81% and the PRI-2012 White Collar separate annuitant and non-annuitant mortality table with a load factor of 91.2% and projected forward using Scale MP-2021 fully generational. Mr. Umpleby satisfies the plans’ unreduced early retirement criteria, attainment of age 62 with at least 10 years of service.

(4)

Mr. Umpleby’s pension benefit is based on the average of the highest consecutive 36 months of pensionable earnings in the 120-month period prior to the determination date of December 31, 2019, the date on which the Solar RP and Solar MRO were frozen for all sunset employees. Mr. Creed’s pension benefit under RIP is based on the average of the 5 highest 12-month periods within the 120-month period preceding the determination date of December 31, 2010, the date on which RIP was frozen for all non-sunset employees. Pensionable earnings under these plans include base salary and annual cash incentive pay. Although Mr. Umpleby and Mr. Creed no longer accrue additional benefits under these plans, the present value of the accumulated benefit as reported may increase or decrease each year based on the actuarial and interest rate assumptions used to calculate the benefits for financial reporting purposes.

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2021 NONQUALIFIED DEFERRED COMPENSATION

The “2021 Nonqualified Deferred Compensation” table describes unfunded, non-qualified deferred compensation plans that permit the deferral of salary, bonus and short-term cash performance awards by NEOs. These plans also provide for matching and/or annual non-elective contributions by the Company. NEOs are eligible to receive the amount in their deferred compensation accounts following termination under any termination scenario unless the NEO elected to further defer the payment as permitted by the plans.

Name	Plan Name(1)	Executive Contributions in 2021(2)	Registrant Contributions in 2021(2)	Aggregate Earnings in 2021(3)	Aggregate Balance At 12/31/2021(4)
D. James Umpleby III	SDCP	$80,850	$263,400	$1,317,340	$8,680,950
	SEIP	$—	$—	$12,209	$65,146
	DEIP	$—	$—	$1,205,464	$6,087,033
Andrew R. J. Bonfield	SDCP	$81,889	$84,860	$40,489	$596,046
Denise C. Johnson	SDCP	$33,383	$88,403	$640,282	$4,838,129
Bob De Lange	SDCP	$29,886	$95,006	$175,204	$1,331,151
Joseph E. Creed	SDCP	$22,500	$48,973	$142,781	$1,123,689
(1)

The Supplemental Deferred Compensation Plan (SDCP) is a non-qualified deferred compensation plan, which effectively replaced the Supplemental Employees’ Investment Plan (SEIP) and Deferred Employees’ Investment Plan (DEIP).

(2)

SDCP allows eligible U.S. employees, including all NEOs, to voluntarily defer a portion of their base salary and annual incentive pay into the plan and receive a Company matching contribution. Amounts deferred by executives in 2021 for base salary and annual incentive pay are included in the “2021 Summary Compensation Table.” Eligible U.S. employees, including all NEOs, also receive an annual non-elective contribution to SDCP by the Company regardless of employee deferrals. Annual non-elective contributions and/or matching contributions to SDCP made by Caterpillar in 2021 are included in the “2021 All Other Compensation Table” under the “Company Contributions SDCP” column. SDCP participants may elect to receive a lump sum payment, or installment payments payable for up to 15 years, following their separation from service.

(3)

Aggregate earnings comprise interest, dividends, capital gains and appreciation/depreciation of notional investment results. The investment choices available to the participant mirror those of the Company’s 401(k) plans.

(4)

Amounts in this column include the following amounts that were previously reported in the “2021 Summary Compensation Table” for the years 2019–2021 as follows: Mr. Umpleby $1,325,700, Mr. Bonfield $494,954, Ms. Johnson $1,348,375, Mr. De Lange $641,408, Mr. Creed $71,473.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Except for customary provisions in employee compensation plans or as required by law, there are no pre-existing severance or change in control agreements with the NEOs.

The following is a summary of the compensation that would become payable under the existing compensation plans if an NEO’s employment had terminated on December 31, 2021, in each of the following scenarios:

■

Voluntary Separation, including retirement that does not qualify as Long-Service Separation

■

Long-Service Separation (separation after age 55 with five or more years of Company service)

■

Termination for Cause

■

Termination without Cause or for Good Reason within one year following a change in control (termination following CIC)

EQUITY AWARDS
Voluntary Separation	■ Stock Options: Vested awards are exercisable until the earlier of the expiration date or 60 days from the separation date; unvested awards are forfeited
■ PRSUs: Unvested awards are forfeited
Long-Service Separation	■ Stock Options granted in 2016: Remain exercisable for the remaining term of the award
■ Stock Options granted in 2017 and after: Vest over the normal vesting schedule and become exercisable for the remaining term of the award
■ PRSUs: Remain outstanding and vest if and to the extent performance goal is achieved
Termination for Cause	■ Stock Options: Vested but unexercised awards and unvested awards are forfeited
■ PRSUs: Unvested awards are forfeited
Termination following CIC	■ Stock Options: Vest and become immediately exercisable for remaining term of the award
■ PRSUs: Accelerated vesting of outstanding awards
ANNUAL INCENTIVE AWARDS
Voluntary Separation	■ Payment is forfeited
Long-Service Separation	■ Payment for a pro-rated service period based on actual results
Termination for Cause	■ Payment is forfeited
Termination following CIC	■ Payment for a pro-rated service period assuming achievement of target opportunity

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

TERMS AND POTENTIAL PAYMENTS – CHANGE IN CONTROL

The following tabular information quantifies certain payments that would become payable under existing plans and arrangements if the NEO’s employment had terminated on December 31, 2021. The information is provided relative to the NEO’s compensation and service levels as of the date specified. If applicable, they are based on the Company’s closing stock price on December 31, 2021.

Name	Termination Scenario(1)	Equity Awards		Annual Incentive(4)	Total
		Stock Options/ SARs(2)	PRSUs/ RSUs(3)
D. James Umpleby III	Voluntary Separation	$15,711,808	$27,066,195	$4,792,980	$47,570,983
	Termination for Cause	$—	$—	$—	$—
	Termination Following CIC	$15,711,808	$27,066,195	$2,865,925	$45,643,928
Andrew R. J. Bonfield	Voluntary Separation	$—	$—	$—	$—
	Termination for Cause	$—	$—	$—	$—
	Termination Following CIC	$4,887,318	$8,411,423	$981,060	$14,279,801
Denise C. Johnson	Voluntary Separation	$4,988,854	$8,448,017	$1,771,100	$15,207,971
	Termination for Cause	$—	$—	$—	$—
	Termination Following CIC	$4,988,854	$8,448,017	$973,467	$14,410,338
Bob De Lange	Voluntary Separation	$—	$—	$—	$—
	Termination for Cause	$—	$—	$—	$—
	Termination Following CIC	$4,852,005	$8,079,400	$906,424	$13,837,829
Joseph E. Creed	Voluntary Separation	$—	$—	$—	$—
	Termination for Cause	$—	$—	$—	$—
	Termination Following CIC	$1,560,594	$4,203,437	$764,750	$6,528,781

(1)

If a NEO qualifies for Long-Service Separation and voluntarily separates from the company, Long-Service Separation rules will apply. In 2021, Mr. Umpleby and Ms. Johnson qualified for Long-Service Separation and would therefore receive the amounts reported under “Voluntary Separation.”

(2)

For valuation purposes, as of December 31, 2021, the option exercise price was lower than the year-end closing price of $206.74 for the 2019 and 2020 grants and higher than the year-end closing price of $206.74 for the 2021 grant. The 2019, 2020 and 2021 grants were not fully vested as of December 31, 2021.

(3)

The valuation shown is based on the number of PRSUs and RSUs, including any applicable DEUs, that would vest multiplied by the closing price of Caterpillar common stock on December 31, 2021, which was $206.74 per share.

(4)

The AIP provisions limit the payout to a maximum of $15.0 million per participant in any single year. Amounts shown for “Termination following CIC” represent the target payout available under the AIP.

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COMPENSATION RISK

The CHRC regularly reviews the Company’s compensation policies and practices, including the risks created by the Company’s compensation plans. In addition, the Company also conducted a review of its compensation plans and related risks to the Company. The Company reviewed its analysis with the CHRC and the independent compensation consultant, and the CHRC concluded that the compensation plans reflected the appropriate compensation goals and philosophy and do not incentivize excessive or inappropriate risk taking. Based on this review and analysis, the Company has concluded that any risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

CEO PAY RATIO

The Company is providing the following disclosure about the relationship of the annual total compensation of its employees to the annual total compensation of Mr. Umpleby, the Chairman and CEO. To better understand this disclosure, it is important to emphasize that the Company’s compensation programs are designed to reflect local market practices across our global operations. The Company strives to create a competitive global compensation program in terms of both the position and the geographic location in which Caterpillar employees are located. As a result, the Company’s compensation programs vary among each local market to provide for a competitive compensation package.

■

The median annual total compensation of all Caterpillar employees, other than Mr. Umpleby, was $51,102.

■

Mr. Umpleby’s annual total compensation, as reported in the Summary Compensation Table was $24,298,032.

■

The ratio of Mr. Umpleby’s annual total compensation compared to the median of the annual total compensation of all employees was 475 to 1.

A new median employee was identified by including all full- and part-time employees as of October 1, 2021, of which approximately 42 percent were in the U.S. and 58 percent were outside of the U.S. The Company did not exclude any of its employees when determining the employee population from which to identify the median employee. For purposes of identifying the Company’s median employee, the Company considered the base salary and annual cash incentive. Base salary and annual cash incentive were chosen because (i) they represent the principal forms of compensation delivered to all employees and (ii) this information is readily available in each country. In addition, compensation was measured using the 12-month period ending December 31, 2021.

The Company’s median employee’s total compensation for 2021 was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K, as required pursuant to the SEC executive compensation disclosure rules.

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SHAREHOLDER PROPOSALS

PROPOSAL 4 – SHAREHOLDER PROPOSAL - REPORT ON CLIMATE POLICY

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to vote on a shareholder proposal calling for additional disclosure of Caterpillar's climate activity.
Who submitted the proposal?

The proposal was submitted by As You Sow on behalf of Longview Large Cap 500 Index Fund, 2020 Milvia Street, Suite 500, Berkeley, California 94704, which has represented that it is the owner of 60,103 shares of Caterpillar Inc. common stock. The proposal was also submitted by another co-filers. Pursuant to Rule 14a-8(I)(1) promulgated under the Securities Exchange Act of 1934, the Company will provide the name, address and number of Company securities held by the co-filers of this shareholder proposal promptly upon receipt of a written or oral request.

Board Voting Recommendation:
FOR proposal
Caterpillar Inc. is not responsible for the content of this shareholder proposal or supporting statement.

PROPOSAL

PROPOSAL 4 — REPORT ON CLIMATE POLICY

Whereas: The increasing rate and number of climate-related disasters affecting society is causing alarms to be raised within the executive,(1) legislative,(2) and judicial(3) branches of government, making the corporate sector's contribution to climate mitigation a significant policy issue.

In addition to environmental and social harms, climate change is creating systemic risks to the economy. The Commodity Futures Trading Commission last year underscored that climate change could impair the productive capacity of, the U.S. economy.(4)

Shareholders are increasingly concerned about material climate risk and seek clear and consistent disclosures from the companies in which they invest, including credible climate transition plans. BlackRock's CEO notes that investment flows into climate aligned assets will drive long term outperformance and that companies should disclose plans for how their business model will be compatible with a net zero economy.(5)

In response to material climate risk, the Climate Action 100+ initiative (CA100+), a coalition of more than 615 investors with $60 trillion in assets, issued a Net Zero Company Benchmark (Benchmark) outlining metrics that create climate accountability for companies and transparency for shareholders. Indicators 1 through 5 of the Benchmark seek reporting on companies' net zero emissions ambitions; short, medium and long term greenhouse gas (GHG) reductions goals; and strategic actions planned to achieve decarbonization targets(6).

Caterpillar is a leading manufacture of construction and mining equipment, engines, turbines, and locomotives. Our Company has not set targets to reduce GHG emissions across its entire enterprise, including supply chain emissions, or disclosed a plan for how to achieve Paris-aligned GHG, emissions reductions. Caterpillar's emission reduction targets only address Scope 1 and 2 emissions.(7) In contrast, 30 peers in the construction materials sector have committed to validate their GHG targets through the Science-Based Targets initiative.

(1)

https://www.whitehouse.gov/briefing-room/statements-releases/2021/04/22/fact-sheet-president-biden-sets-2030-greenhouse-gas-pollution-reduction-target-aimed-at-creating-good-paying-union-jobs-and-securing-u-s-leadership-on-clean-energy-technologies/

(2)

https://www.govtrack.us/congress/bills/subjects/climate_change_and_greenhouse_gases/6040#sort=-introduced_date

(3)

https://www.nature.com/articles/d41586-021-02424-7

(4)

https://www.cftc.gov/sites/default/files/2020-09/9-9-20%20Report%20of%20the%20Subcommittee%20on%Climate-Related%20Market%20Risk%20-%20Managing%20Climate%20Risk%20in%20the%20U.S.%20Financial%20System%20for%20posting.pdf

(5)

https://www.blackrock.com/corporate/literature/whitepaper/bii-portfolio-perspectives-february-2020.pdf

(6)

https://www.climateaction100.org/progress/net-zero-company-benchmark/

(7)

https://s7d2.scene7.com/is/content/Caterpillar/CM20210510-0a331-f387b

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Climate-related decisions by a company have portfolio and economy-wide implications. Setting net zero GHG targets and developing a climate transition plan aligned with such goals is an important means of assuring that management is comprehensively reducing its climate contribution and taking seriously the growing risks of climate change, benefitting both the company and investors.

Caterpillar has failed to take meaningful action on this request, despite a 48 percent vote of support last year.

Resolved: Shareholders request that Caterpillar issue a report within a year, and annually thereafter, at reasonable expense and excluding confidential information, disclosing interim and long term greenhouse gas targets aligned with the Paris Agreement's goal of maintaining global temperature rise at 1.5 degrees Celsius, and progress made in achieving them. This reporting should cover the Company's full scope of operational and product related emissions.

SUPPORTING STATEMENT

Proponents suggest, at Company discretion, the report further describe:

■

Caterpillar's climate transition plan for achieving its GHG reduction goals, including aligned capital allocation where relevant;

■

A rationale for any decision not to set targets aligned with the Paris Agreement's 1.5 degree goal;

■

Other information deemed appropriate.

COMPANY RESPONSE

After careful consideration, the Board recommends a vote FOR the proposal for the reasons provided below:

Caterpillar supports the goals of the Paris Agreement to limit global temperature rise, and we are committed to contributing to a reduced carbon future.

Caterpillar shares the concerns of governments and the public about the risks of climate change and supports global efforts to mitigate climate change. Sustainability is an important element of our long-term strategy for profitable growth, with direct governance oversight by our Board of Directors and the Public Policy & Governance Committee. We believe the energy transition represents an opportunity for Caterpillar to create shareholder value while managing climate risk and contributing to a reduced carbon future.

We advanced our sustainability efforts over the past year by:

■

Incorporating environmental, social and governance (ESG) performance into the 2022 incentive plan for executives;

■

Committing to utilize the Task Force for Climate-Related Financial Disclosures (TCFD) framework beginning in 2023; and

■

Creating the new executive leadership position of Chief Sustainability & Strategy Officer, reporting directly to the Chief Executive Officer.

Caterpillar demonstrates our commitment to a reduced carbon future by setting targets and disclosing progress toward climate-related objectives and developing innovative products and solutions to help our customers meet their climate-related objectives.

Caterpillar sets and achieves meaningful ESG goals. We announced our first sustainability goals in 2006 and refined them in 2013 to include a 50% reduction in Scope 1 and 2 (direct and indirect) greenhouse gas (GHG) emissions intensity from 2006 to 2020. We actually achieved a 51% reduction against this goal. As part of our continuous sustainability journey, we disclosed a new goal in 2021 to further reduce absolute Scope 1 and 2 GHG emissions by 30% between 2018 and 2030. In 2021, we also further emphasized our commitment to reducing product-related emissions by disclosing an additional new goal that 100% of our new products through 2030 will be more sustainable than the previous generation.

Our innovative and diverse product and service portfolio enables emissions reductions and addresses unique customer needs in the rapidly evolving pathway to decarbonization. They include:

■

A zero-emissions battery-powered switcher locomotive;

■

A battery electric-powered, zero-emissions underground loader;

■

Cat generator sets capable of operating on 100% hydrogen on a design-to-order basis and standby power units capable of running on renewable liquid fuel;

■

Gas turbines that can operate on 100% hydrogen;

■

Reciprocating engines that burn hydrogen blends, landfill and other biogases;

■

Machines and generator sets equipped with reciprocating engines that can utilize hydrotreated vegetable oil (HVO) as a drop-in replacement for diesel, with 45% to 85% reduced carbon intensity vs. diesel;

■

Cat Energy storage system and bi-directional power inverters to support continuous, reliable electric power that can be integrated with solar panels, hydroelectricity, or other renewable energy sources as part of a single, controllable microgrid system;

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■

Technology to concentrate and capture CO2 for utilization and sequestration; and

■

Development of an all-electric mining fleet for the world’s first zero-emissions mine in Canada.

Caterpillar recognizes shareholders’ interest in climate change and will increase our disclosures in this area.

Caterpillar values shareholder feedback. Through regular shareholder engagement, we hear their interest in how Caterpillar is addressing and reporting on climate change.

This proposal requests that Caterpillar publish a report setting targets in line with the Paris Agreement’s goal of limiting global temperature rise to 1.5 degrees Celsius for the full scope of the company’s operational and product-related emissions or rationale for any decision not to set these targets. While Caterpillar reports progress annually against our Scope 1 and 2 GHG reduction goals noted above, we have not yet publicly reported or set a reduction goal that encompasses Scope 3 GHG emissions. In response to this proposal, Caterpillar’s annual Sustainability Report published in 2023 will report whether Caterpillar intends to set the specific type of goal requested or provide our rationale for not doing so at this time.

One of the reasons we have not yet set a Scope 3 GHG emissions reduction goal is that, like all our ESG and GHG emissions reduction goals, Caterpillar's goals need to be meaningful, credible and achievable, and there are significant factors impacting Scope 3 emissions reductions which Caterpillar cannot control. While our products are helping our customers achieve their climate-related objectives, our ability to set specific GHG emissions reduction goals that include activities outside Caterpillar’s operations depends on various factors that are fluid and difficult to predict. These include the range of potential pathways for decarbonization; development, deployment and adoption of new technologies; the speed of research and innovation efforts; the impacts of governmental regulations and policies around the world and other factors that could significantly alter customer adoption of new technologies.

As a large equipment manufacturer to a wide range of industries, we are also particularly aware of the need for new technologies and solutions required for our customers to meet their net-zero aspirations. By recommending in favor of the proposal, we are further demonstrating our commitment to transparency in this area, and we will continue to work with all our stakeholders to build a better, more sustainable world.

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PROPOSAL 5 – SHAREHOLDER PROPOSAL - LOBBYING DISCLOSURE

PROPOSAL SNAPSHOT
What am I voting on?

Shareholders are being asked to vote on a proposal that asks Caterpillar to annually provide additional disclosure on its direct and indirect lobbying and grassroots policy and procedures, payments and decision-making processes.

Who submitted the proposal?
The proposal was submitted by Myra K. Young, 9295 Yorkship Court, Elk Grove, CA 95758, who has represented that she is the owner of 50 shares of Caterpillar Inc. common stock.
Board Voting Recommendation:
AGAINST proposal
Caterpillar is not responsible for the content of this shareholder proposal or the supporting statement.

PROPOSAL

PROPOSAL 5 — PROVIDE A REPORT ON LOBBYING DISCLOSURE

Whereas full disclosure of Caterpillar's direct and indirect lobbying activities and expenditures to assess whether Caterpillar's lobbying is consistent with its expressed goals and in stockholders' best interests:

Resolved, stockholders request the preparation of a report, updated annually, disclosing:

1. Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2. Payments by Caterpillar used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case, including the amount of the payment and the recipient.

3. Caterpillar's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4. Description of management's and the board's decision-making process and oversight for making payments described in sections 2 and 3 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulations, (b) reflects a view on the legislation or regulation, and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by a trade association or other organization of which Caterpillar is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include local, state, and federal efforts.

The report shall be presented to the Public Policy and Governance Committee and posted on Caterpillar's website.

SUPPORTING STATEMENT

Caterpillar spent $42,850,000 from 2010 - 2020 on federal lobbying. This does not include state lobbying, where Caterpillar also lobbies, but disclosure is uneven or absent. For example, Caterpillar's lobbying against right-to-repair laws

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in states like New York has drawn attention(1). Caterpillar also lobbies abroad, spending between €100,000 - 199,000 on lobbying in Europe for 2020.

Companies can give unlimited amounts to third-party groups that spend millions on lobbying and undisclosed grassroots activity. These groups may be spending “at least double what's publicly reported.”(2) Caterpillar fails to disclose any of its payments to trade associations and social welfare organizations, nor amounts used for lobbying, including grassroots.

Caterpillar belongs to the Business Roundtable, National Association of Manufacturers, and Chamber Commerce, which together spent $108,148,000 on 2020 lobbying and drew attention for a “massive lobbying blitz” against raising corporate taxes to pay for infrastructure.(3) Caterpillar does not disclose its contributions in tax-exempt organizations that write and endorse model legislation, such as the American Legislative Exchange Council (ALEC).

Caterpillar's lack of disclosure presents reputational risks when its lobbying contradicts company public positions. For example, Caterpillar supports diversity and inclusion, yet groups have asked companies to leave ALEC “because of its voter restriction efforts.”(4) Caterpillar supports mitigating climate change, yet the Chamber and Business Roundtable lobby to block climate action(5). Caterpillar supports government investments to modernize infrastructure, yet its trade associations lobbied against raising corporate taxes to pay for it.

Enhance Shareholder Value, Vote FOR Lobbying Disclosure - Proposal 5

COMPANY RESPONSE

The Board recommends a vote AGAINST this proposal for the reasons provided below:

Caterpillar’s transparency and current disclosures regarding its lobbying expenditures and political activities provide our shareholders with extensive information on our lobbying and political activities and meet or exceed any legal requirements.

Caterpillar believes that transparency in its lobbying expenditures and political activities is important and, therefore, provides both required and voluntary disclosures with respect to its lobbying expenditures and political activities. Caterpillar regularly reviews its disclosures relating to political activity and believes these disclosures are aligned with, and in some instances, exceed those of its peers. Therefore, the Board does not believe that the additional detailed disclosures contemplated by this proposal would be beneficial to shareholders.

Caterpillar files required federal Lobbying Disclosure Act reports with Congress. These reports are publicly available at http://disclosures.house.gov and provide Caterpillar’s federal lobbying activities and expenses for the preceding quarter as well as contributions to candidates by the Caterpillar Political Action Committee on a semiannual basis. These reports include Caterpillar’s total federal lobbying expenditures, the issue that was the topic of communication, disclosure of the Caterpillar individuals who act as lobbyists on behalf of Caterpillar and identification of the legislative body or executive branch agency that was contacted.

In the European Union, Caterpillar voluntarily participates in the Transparency Register operated by the European Parliament and the European Commission. Through this publicly available resource available at https://ec.europa.eu/transparencyregister, Caterpillar discloses its engagement with policymakers in the European Union regarding issues of interest to Caterpillar’s business and reports such information as to its membership in trade associations and annual expenses associated with activities identified in the Register. Caterpillar also voluntarily reports each U.S. trade association that has received more than $50,000 from Caterpillar in the most recently completed year. Caterpillar participates in organizations that represent industries relevant to our business and that work on issues that align with the Company’s top priorities. These organizations may also represent other industries and interests not relevant to Caterpillar, and the organizations and their other members may take positions with which we do not always agree.

Caterpillar posts information about political expenditures by Caterpillar and disbursements by Caterpillar’s Political Action Committee and describes policies and procedures for Company political contributions. In addition, Caterpillar makes voluntary disclosures regarding issues of global importance to the Company, including detailed information on the Company’s position with respect to such issues. All such policies and voluntary reports, in addition to information about Caterpillar’s policy positions and advocacy efforts on infrastructure and tax, are available on Caterpillar’s website at www.caterpillar.com/en/company/governance/political-engagement.html.

Caterpillar’s governance policies provide effective oversight of its political activities.

(1)

https://gizmodo.com/the-biden-administration-is-ready-to-go-to-war-over-ri-1847240802.

(2)

https://theintercept.com/2019/08/06/business-group-spending-on-lobbying-in-washington-is-at-least-double-whats-publicly-reported/.

(3)

https://www.washingtonpost.com/us-policy/2021/08/31/busines-lobbying-democrats-reconciliation/.

(4)

https://thenation.com/article/politics/alec-corporations-democracy/.

(5)

https://www.desmog.com/2021/10/22/corporate-tech-giants-climate-action-oil-lobbyists-state-capitols/.

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Caterpillar’s political and advocacy activities at the state, federal and international levels are managed by the Vice President, Global Government & Corporate Affairs who coordinates and reviews with senior management the legislative and regulatory priorities that are significant to the Company’s business and shareholders, as well as related advocacy activities. To ensure appropriate Board oversight of political activities, the Board’s Public Policy and Governance Committee reviews the Company’s policy on political activities and contributions and Caterpillar’s significant political activities, including corporate political contributions, political contribution activities of the Caterpillar Political Action Committee, trade association participation and Caterpillar’s legislative and regulatory priorities.

The Board believes that existing disclosures meet or exceed any legal requirements and provide shareholders with transparency and visibility into the Company’s political engagement activities and its management and oversight of them. The Board does not believe that additional detailed disclosures would be beneficial to shareholders.

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PROPOSAL 6 – SHAREHOLDER PROPOSAL - REPORT ON ACTIVITIES IN CONFLICT-AFFECTED AREAS

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to vote on a proposal that asks Caterpillar to report on business activities in conflict affected and high risk areas.
Who submitted the proposal?

The proposal was submitted by Wespath Benefits and Investments, 1901 Chestnut Avenue, Glenview, Illinois 60625, which has represented that is the owner of 59,038 shares of Caterpillar Inc. common stock. The proposal was also submitted by other co-filers. Pursuant to Rule 14a-8(I)(1) promulgated under the Securities Exchange Act of 1934, the Company will provide the name, address and number of Company securities held by the co-filers of this shareholder proposal promptly upon receipt of a written or oral request.

Board Voting Recommendation:
AGAINST proposal
Caterpillar is not responsible for the content of this shareholder proposal or the supporting statement.

PROPOSAL

PROPOSAL 6 — REPORT ON ACTIVITIES IN CONFLICT AFFECTED AREAS

RESOLVED: Shareholders request that Caterpillar assess and report to shareholders, at reasonable expense and excluding proprietary information, on the company's approach to mitigating the risks associated with business activities in conflict-affected and high-risk areas (CAHRA) as called for by the UN Guiding Principles on Business and Human Rights (UNGPs).

WHEREAS: Caterpillar's Code of Conduct commits the company to respecting internationally recognized human rights throughout its global operations. The company developed a Human Rights Policy informed by the UNGPs, and a Conflict Minerals Position Statement committing the company to “not knowingly provide support to, contribute to, assist with, or facilitate armed conflict in the DRC [Democratic Republic of Congo],” Caterpillar's Slavery and Human Trafficking Statement indicates that slavery “[is] inconsistent with our Values and will not be tolerated at Caterpillar, or anywhere in our supply chain”;

Civil society organizations have documented Caterpillar's equipment being used in violations of international humanitarian and human rights law in CAHRA (e.g., forced displacement, demolition of civilian homes and infrastructure, unlawful resource exploitation), including Myanmar, Occupied Palestinian Territory; and Western Sahara as well as the company having value chain relationships with rights-violating governments (e.g., Belarus);

It was reported in July 2020 that Summit Resource International, the exclusive wholesaler for Caterpillar-branded retail clothing, received multiple shipments of Triton jackets and Trademark trousers from Chinese garment companies Xinjiang Ainuoxin Garment Co. and Jinan Ainuoxin Garment Co., reported to be involved in the Chinese government's forced labor program in Xinjiang Uyghur Autonomous Region (XUAR);

Companies and investors increasingly view human rights and conflict risks as material financial risks. According to US SIF's 2020 Trends Report, conflict risk was the leading environmental, social, and governance criterion among institutional investors representing over $6 trillion in assets under management. Companies have taken different actions in response to these risks, including H&M's decision not to use cotton sourced from XUAR, Coca-Cola withdrawing from Myanmar following the February 2021 military coup, and Canadian fertilizer giant Nutrien ceasing phosphate imports from Western Sahara;

States and multilateral organizations are developing laws and sanctions to address human rights violations, including legislation on mandatory human rights due diligence for EU companies and the U.S. government's sanctions on Chinese companies involved in forced labor in XUAR, Burmese companies affiliated with the military junta, and Belarusian officials involved in the 2021 fraudulent election. These regulations create heightened legal, reputational, and financial risks for companies and investors to consider;

To mitigate these risks, leading companies conduct human rights impact assessments based on international

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frameworks, such as the UNGPs, which call on companies to conduct enhanced human rights due diligence in CAHRA due to the widespread and gross human rights violations endemic to such areas.

SUPPORTING STATEMENT

Shareholders seek information, at board and management discretion, through a report that:

■

Discusses how human rights risks in CAHRA are identified, assessed, prevented, and mitigated; and

■

Assesses whether additional policies are needed to supplement Caterpillar's current Human Rights Policy to avoid causing or contributing to violations in CAHRA.

COMPANY RESPONSE

After careful consideration, the Board recommends a vote AGAINST this proposal for the reasons provided below:

Caterpillar has compassion for all persons affected by conflict wherever it occurs and is committed to respecting fundamental human rights principles throughout our global operations.

We have implemented standards and policies that define the behavior we expect from our directors, officers, employees and business partners, which apply globally, including in conflict-affected areas. Caterpillar is committed to operating under the values outlined in our Code of Conduct and to complying with all applicable laws and regulations. As described in our Code of Conduct, “We are pro-active members of our communities. As individuals and as a company, we contribute our time and resources to promote the health, welfare and economic stability of communities around the world. We conduct our business in a manner that respects human rights.”

In support of the statements in our Code of Conduct, the Company maintains a compliance program designed to ensure compliance with all applicable laws and regulations, including export controls and economic sanctions adopted by the U.S. and other countries. That program prohibits, among other things, sales to countries, entities and individuals that would violate applicable export controls or economic sanctions.

We expect suppliers to comply with the sound business practices we embrace, follow the law and conduct activities in a manner that respects human rights.

In addition to our Code of Conduct, Caterpillar has adopted a Supplier Code Of Conduct and a Human Rights Policy that is informed by and incorporates many elements of internationally recognized human rights standards, including the Universal Declaration of Human Rights. Implementation of this policy includes an ongoing assessment of the impact our operations have on human rights, due diligence, performance tracking, mechanisms to report grievances and remediation processes. Caterpillar has a large and diverse network of business partners and suppliers, and as of 2020, 94% of our top suppliers have affirmed their alignment with our Supplier Code of Conduct.

Our Supplier Code of Conduct also includes feedback channels for workers, including third-party anonymous hotlines and the ability to contact the Office of Business Practices directly at any time and in any language. Caterpillar will assess and escalate human rights issues and concerns regarding our business activity within the informed context of law, policy and our Code of Conduct, and when doing so, we will act in accordance with our Values In Action.

The proposal’s additional reporting requirements would impose an unnecessary administrative burden that is not in the best interest of the Company or its shareholders.

Since 2011, Caterpillar has publicly released reports that contain extensive information and disclosures about the extent to which our policies and procedures effectively protect workers in our supply chain. We have continually improved and expanded these reports over time, and they currently include the following series of reports that provide detailed, relevant and comprehensive information for stakeholders, all available publicly on caterpillar.com:

■

Human Rights Policy

■

Supplier Code of Conduct

■

Slavery and Human Trafficking Statement

■

2020 Conflict Minerals Report

■

2020 Sustainability Report

We recognize that governments are ultimately responsible for establishing the legal framework to protect human rights within their jurisdictions. We believe the proposal would be more appropriately directed to public officials who determine foreign policy rather than being channeled through the federal proxy rules. A formal report as contemplated by the proposal would be costly and time-consuming to produce and divert resources away from our continued commitment towards human rights without providing any meaningful additional information.

The Board remains committed to human rights and ensuring that Caterpillar continues to adhere to the high standard for human rights to which it holds itself. We do not believe the report called for by the proposal would enhance those objectives and, for the reasons set forth above, we do not believe the preparation of a report is in the best interests of the shareholders.

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PROPOSAL 7 – SHAREHOLDER PROPOSAL - SPECIAL SHAREHOLDER MEETING IMPROVEMENT

PROPOSAL SNAPSHOT
What am I voting on?
Shareholders are being asked to vote on a proposal that asks the Board to amend the special shareholder meeting threshold.
Who submitted the proposal?
This proposal was submitted by John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, who has represented that he is the owner of 25 shares of Caterpillar Inc. common stock.
Board Voting Recommendation:
AGAINST proposal
Caterpillar is not responsible for the content of this shareholder proposal or the supporting statement.

PROPOSAL

PROPOSAL 7 — SPECIAL SHAREHOLDER MEETING IMPROVEMENT

Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.

SUPPORTING STATEMENT

Currently there is a face value of 25% of shares that can call a special shareholder meeting and it then goes downhill. 25% of shares equal 36% of shares that vote at the annual meeting. It would be hopeless to think that the shares that do not have the time to vote at the annual meeting would have the time to take the special procedural steps to call for a special shareholder meeting.

A realistic 36% stock ownership threshold to call a special shareholder meeting is not much for management to brag about especially when we have no right to act by written consent.

Caterpillar shareholders gave 40% support for a shareholder right to act by written consent in 2021. This 40% vote most likely represented close to a 50% vote from the shares that have access to independent proxy voting advice.

Plus there is no evidence that management subsequently talked to the large shareholders who voted in favor of the 2021 written consent proposal to determine the action they expected Caterpillar management to take.

We also need a more useful right to call a special shareholder meeting due to the recent onslaught of online annual meeting which gives management more control over meetings. The vast majority of 2021 online shareholder meetings dictated that no shareholders could speak.

A shareholder right to call for a special shareholder meeting can elect a new director. Mr. Miles White, Chair of the management pay committee, received up to 25-times the negative votes of other Caterpillar directors. Merely the power for shareholders to have an improved right to call a special shareholder meeting can be an incentive for better performance by directors.

To help make up for our lack of a right to act by written consent we need the right of 10% of shares to call for a special shareholder meeting.

Please vote yes:

Special Shareholder Meeting Improvement - Proposal 7

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COMPANY RESPONSE

After careful consideration, the Board recommends a vote AGAINST this proposal for the reasons provided below:

Shareholders already have a meaningful ability to call a special meeting, and the current threshold effectively balances this important shareholder right with the financial and administrative burdens that would result from misuse of the process by a small minority of shareholders with narrow interests.

Shareholders currently have a meaningful right to call a special meeting, with shareholders of 25 percent or more, in the aggregate, of Caterpillar’s shares able to call a special shareholder meeting. A change from the 25% ownership threshold could enable a small minority of shareholders to use special meetings as a mechanism to advance narrow interests relevant to these few constituencies rather than topics that are of importance to our shareholders generally.

Caterpillar’s commitment to shareholder engagement and governance best practices, including the existing right to call special meetings, already ensures Board accountability without unnecessary risk.

Caterpillar continues to view direct shareholder engagement as the key to the Company’s success. To that end, Caterpillar leaders meet regularly with shareholders to discuss our strategy, operational performance and business practices. We also meet with shareholders throughout the year to share perspectives on corporate governance and executive compensation matters. This commitment to ongoing dialogue with our shareholders together with strong governance practices such as annual director elections, majority voting for directors, a proxy access right for nominating directors, no supermajority voting provisions and shareholders’ existing right to call special meeting, protects shareholder rights without the expense and risk associated with a lower special meeting threshold.

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OTHER IMPORTANT INFORMATION

MATTERS RAISED AT THE ANNUAL MEETING NOT INCLUDED IN THIS STATEMENT

We do not know of any matters to be acted upon at the 2022 Annual Meeting other than those discussed in this statement. If any other matter is properly presented, proxy holders will vote on the matter in their discretion.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2023 ANNUAL MEETING

A proposal for action or the nomination of a director to be presented by any shareholder at the 2023 annual meeting of shareholders must be delivered in the manner and accompanied by the information required in our bylaws.

■

Rule 14a-8 proposals: If the proposal is to be included in our proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, the proposal must be received at the office of the Corporate Secretary on or before December 29, 2022.

■

Proposals or nominations not to be included in our proxy: If the proposal or the nomination of a director is not to be included in the proxy statement, the proposal must be received at the office of the Corporate Secretary no earlier than February 8, 2023, and no later than April 9, 2023.

■

Proxy access nominations: If the proposal is for the nomination of directors to be included in our proxy statement pursuant to proxy access under Article II, Section 4 of Caterpillar’s bylaws, the proposal must be received at the office of the Corporate Secretary no earlier than November 29, 2022, and no later than December 29, 2022.

■

Universal proxy rules: In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2023.

Our bylaws are available on our website at www.caterpillar.com/governance. Shareholder proposals, director nominations and requests for copies of our bylaws should be delivered to Caterpillar Inc. c/o Corporate Secretary, 510 Lake Cook Road, Suite 100, Deerfield, IL 60015.

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PERSONS OWNING MORE THAN FIVE PERCENT OF CATERPILLAR COMMON STOCK

The following table lists those persons or groups (based on a review of Schedule 13Gs filed with the SEC) who beneficially own more than five percent of Caterpillar common stock as of December 31, 2021:

Name and Address	Voting Authority		Dispositive Authority		Total Amount of Beneficial Ownership	Percent of class
	Sole	Shared	Sole	Shared
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	31,202,676	0	36,502,143	0	36,502,143	6.7
State Street Corporation and various direct and indirect subsidiaries State Street Financial Center One Lincoln Street Boston, MA 02111	0	20,240,868	0	40,977,623	41,036,149	7.59
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	0	915,895	45,270,681	2,289,221	47,559,902	8.79

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SECURITY OWNERSHIP OF EXECUTIVE OFFICERS AND DIRECTORS*

Security ownership (as of January 1, 2022) of Caterpillar’s Executive Officers, Board of Directors and Nominees to the Board of Directors is included in the following table:

	Common Stock(1)		Shares Underlying Stock Options/ SARs/RSUs Exercisable within 60 Days	Additional Stock Options/SARs/RSUs Exercisable upon Retirement(2)	Total
Kelly A. Ayotte	4,527	(4)	0	0	4,527
Andrew R. J. Bonfield	36,472		15,393	0	51,865
David L. Calhoun	48,079	(5)	0	0	48,079
Joseph E. Creed	10,110		43,103	0	53,213
Bob De Lange	36,903		257,777	0	294,680
Daniel M. Dickinson	10,279		0	0	10,279
Denise C. Johnson	0		15,097	0	15,097
Gerald Johnson	566		0	0	566
David W. MacLennan	1,397		0	0	1,397
Debra L. Reed-Klages	9,706	(5)	0	0	9,706
Edward B. Rust, Jr	46,547		0	0	46,547
Susan C. Schwab	21,471	(5)	0	0	21,471
D. James Umpleby III	288,012		419,526	0	707,538
Miles D. White	8,671		0	0	8,671
Rayford Wilkins, Jr	5,179		0	0	5,179
All current directors and executive officers as a group(3) (18 persons)	565,062	896,573	0	1,461,635
*

Each person listed in the table has beneficial ownership of less than 1 percent.

(1)

Common stock that is directly or indirectly beneficially owned, including stock that is individually or jointly owned and shares over which the individual has either sole or shared investment or voting authority.

(2)

Stock Options, SARs or RSUs that are not presently exercisable within 60 days, but that would become immediately exercisable if such individual was eligible to retire and elected to retire pursuant to Long-Service Separation.

(3)

None of the shares held by the group has been pledged.

(4)

Includes 1,196 shares that the holder has the right to acquire within 60 days under the Directors' Deferred Compensation Plan.

(5)

Includes 2,393 shares that the holder has the right to acquire within 60 days under the Directors' Deferred Compensation Plan.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who own more than 10 percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish Caterpillar with copies of such forms. Based on our review of the forms we have received, or written representations from reporting persons, we believe that, during the current fiscal year and in prior fiscal years, each of our executive officers and directors complied with all filing requirements.

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ACCESS TO FORM 10-K

Upon written request, without charge to each record or beneficial holder of Caterpillar common stock as of April 13, 2022, we will provide a copy of our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC. Written requests should be directed to Caterpillar Inc. Corporate Secretary at 510 Lake Cook Road, Suite 100, Deerfield, IL 60015.

NON-GAAP FINANCIAL MEASURES

We provide the following definitions for the non-GAAP financial measures used in this report. These non-GAAP financial measures have no standardized meaning prescribed by U.S. GAAP and therefore are unlikely to be comparable to the calculation of similar measures for other companies. Management does not intend these items to be considered in isolation or as a substitute for the related GAAP measures. We believe it is important to separately quantify the profit impact of two significant items in order for our results to be meaningful to our readers. These items consist of (i) pension and OPEB mark-to-market (gains) losses resulting from plan remeasurements and (ii) restructuring (income) costs, which were incurred to generate longer-term benefits. We do not consider these items indicative of earnings from ongoing business activities and believe the non-GAAP measures will provide investors with useful perspective on underlying business results and trends and aid with assessing our period-over-period results. In addition, we provide a calculation of ME&T free cash flow as we believe it is an important measure for investors to determine the cash generation available for financing activities including debt repayments, dividends and share repurchases.

Reconciliations of adjusted results to the most directly comparable GAAP measures are as follows:

(Dollars in millions except per share data)	Operating Profit	Operating Profit Margin	Profit Before Taxes	Provision (Benefit) for Income Taxes	Effective Tax Rate	Profit	Profit per Share
Three Months Ended December 31, 2021 - US GAAP	$1,611	11.7%	$2,562	$429	16.7%	$2,120	$3.91
Pension/OPEB mark-to-market (gains) losses	—	—%	(833)	(190)	22.8%	(643)	$(1.19)
Restructuring (income) costs	(34)	(0.2)%	(34)	(15)	44.1%	(19)	$(0.03)
Three Months Ended December 31, 2021 - Adjusted	$1,577	11.4%	$1,695	$224	13.2%	$1,458	$2.69
Three Months Ended December 31, 2020 - US GAAP	$1,380	12.3%	$941	$167	17.7%	$780	$1.42
Pension/OPEB mark-to-market (gains) losses	—	—%	438	92	21.0%	346	$0.63
Restructuring (income) costs	58	0.5%	58	18	31.0%	40	$0.07
Three Months Ended December 31, 2020 - Adjusted	$1,438	12.8%	$1,437	$277	19.3%	$1,166	$2.12
Twelve Months Ended December 31, 2021 - US GAAP	$6,878	13.5%	$8,204	$1,742	21.2%	$6,489	$11.83
Pension/OPEB mark-to-market (gains) losses	—	—%	(833)	(190)	22.8%	(643)	$(1.17)
Restructuring (income) costs	90	0.2%	90	4	4.4%	86	$0.15
Twelve Months Ended December 31, 2021 - Adjusted	$6,968	13.7%	$7,461	$1,556	20.9%	$5,932	$10.81
Twelve Months Ended December 31, 2020 - US GAAP	$4,553	10.9%	$3,995	$1,006	25.2%	$2,998	$5.46
Pension/OPEB mark-to-market (gains) losses	—	—%	383	82	21.4%	301	$0.55
Restructuring (income) costs	354	0.8%	354	53	15.0%	301	$0.55
Twelve Months Ended December 31, 2020 - Adjusted	$4,907	11.8%	$4,732	$1,141	24.1%	$3,600	$6.56

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Reconciliations of ME&T free cash flow to the most directly comparable GAAP measure, net cash provided by operating activities are as follows:

Millions of dollars	Twelve Months Ended December 31,
	2021	2020
ME&T net cash provided by operating activities(1)	$7,177	$4,054
ME&T discretionary pension contributions	$—	$—
ME&T capital expenditures	$(1,129)	$(994)
ME&T free cash flow	$6,048	$3,060

(1)

See reconciliation of ME&T net cash provided by operating activities to consolidated net cash provided by operating activities in our 2021 10-K filing, which is available on our website at www.caterpillar.com/investors.

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FREQUENTLY ASKED QUESTIONS REGARDING MEETING ATTENDANCE AND VOTING

Q:

WHY AM I RECEIVING THESE PROXY MATERIALS?

A:

You have received these proxy materials because you were a Caterpillar shareholder of record as of April 13, 2022, and Caterpillar’s Board of Directors is soliciting your authority (or proxy) to vote your shares at the 2022 Annual Meeting. This proxy statement includes information that we are required to provide to you under SEC rules and is designed to assist you in voting your shares.

Q:

HOW CAN I ATTEND THE ANNUAL MEETING?

A:

The 2022 Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a Caterpillar shareholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. There is no physical location for this meeting.

You can attend the Annual Meeting online, vote and submit your questions during the meeting by visiting www.meetnow.global/M4GARLQ. Please follow the registration instructions outlined below.

The online meeting will begin promptly at 8:00 a.m. Central Time. We encourage you to access the meeting prior to the start time to provide ample time for check-in.

Q:

HOW CAN I REGISTER FOR THE ANNUAL MEETING?

A:

Registered Holders: If you are a registered shareholder (i.e., you hold your shares through the Company’s transfer agent, Computershare, Inc.), you do not need to register to attend the Annual Meeting virtually on the Internet. To attend the meeting, please follow the instructions on the Proxy Card or Notice that you received with this Proxy Statement. To access the meeting, you will need the 15-digit control number printed on your card or notice.

Street Holders: If your shares are held in “street name” (i.e., you hold your shares through an intermediary, such as a bank or broker), you must register via either of the following two options:

Registration in Advance of the Annual Meeting: To register in advance, you must submit a Legal Proxy that reflects your proof of proxy power. The Legal Proxy must reflect your Caterpillar Inc. holdings along with your name. Please forward a copy of the Legal Proxy, along with your email address, to Computershare, Inc.. Requests for registration should be directed to Computershare, Inc. either by email to legalproxy@computershare.com (forwarding the email from your broker, or attach an image of your legal proxy) or by mail to Computershare, Caterpillar Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time on June 3, 2022. You will receive a confirmation of your registration by email (or by mail, if no email address is provided) after Computershare receives your registration materials.

Registration at the Annual Meeting. An industry solution has been agreed upon to allow street holders to register at the Annual Meeting, provided that their broker or nominee is part of this industry solution. We expect the vast majority of street holders to be able to fully participate using the control number received from their broker or nominee with their voting instruction form. To confirm that your broker or nominee is part of this industry solution, please contact them. If they are not part of this industry solution, you will not be able to use the control number received from your broker or nominee and will need to follow the more detailed registration process described immediately above.

For more information on the available options and registration instructions, visit www.meetnow.global/M4GARLQ.

Proponent of a Shareholder Proposal: For each shareholder proposal included in this proxy statement, the shareholder sponsor should notify the Company in writing of the individual authorized to present the proposal on behalf of the shareholder at the Annual Meeting. The notification should be received no later than 5:00 p.m. Eastern Time on June 3, 2022, and include the name, address and email address of the authorized individual. The Company will provide the authorized individual with instructions to join the virtual meeting and present the proposal. Please submit notification by email to catshareservices@cat.com or by mail to Caterpillar Inc. c/o Corporate Secretary, 510 Lake Cook Road, Suite 100, Deerfield, IL 60015.

Q:

WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A STREET NAME HOLDER?

A:

A registered shareholder is a shareholder whose ownership of Caterpillar common stock is reflected directly on the books and records of our transfer agent, Computershare Inc. If you hold stock through a bank, broker or other intermediary, you hold your shares in “street name” and are not a registered shareholder. For shares held in street name, the registered shareholder is the bank, broker or other intermediary. Caterpillar only has access to ownership records for registered shareholders.

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Q:

WHEN WAS THE RECORD DATE, AND WHO IS ENTITLED TO VOTE?

A:

The Board of Directors set April 13, 2022, as the record date for the 2022 Annual Meeting. Holders of Caterpillar common stock as of the record date are entitled to one vote per share. As of April 13, 2022, there were 533,374,415 shares of Caterpillar common stock outstanding.

A list of all registered shareholders as of the record date will be available for examination by shareholders during normal business hours at 510 Lake Cook Road, Suite 100, Deerfield, IL 60015 at least ten days prior to the Annual Meeting and will also be available for examination during the Annual Meeting at www.meetnow.global/M4GARLQ.

Q:

HOW DO I VOTE?

A:

You may vote by any of the following methods:

At the Annual Meeting – If shares are registered in your name, to vote, you will need your 15-digit Control Number provided with the Notice of the Meeting or on your Proxy Card. If you are a street name holder, please refer to “How Can I Register for the Annual Meeting?” on page 67 for information on how to register to attend the Annual Meeting in order to vote your shares.

By Mail – Complete, sign and return the proxy and/or voting instruction card provided.
By Mobile Device – Scan this QR code and follow the voting links.
By Phone – Follow the instructions on your Internet Notice, proxy and/or voting instruction card or email notice.
By Internet – Follow the instructions on your Internet Notice, proxy and/or voting instruction card or email notice.

If you vote by phone, mobile device or the Internet, please have your Internet Notice, proxy and/or voting instruction card or email notice available. The control number appearing on your Internet Notice, proxy and/or voting instruction card or email notice is necessary to process your vote. A mobile device, phone or Internet vote authorizes the named proxies in the same manner as if you marked, signed and returned the card by mail.

Q:

HOW DO I VOTE MY 401(K) OR SAVINGS PLAN SHARES?

A:

If you participate in a 401(k) or savings plan sponsored by Caterpillar or one of its subsidiaries that includes a Caterpillar stock investment fund, you may give voting instructions to the plan trustee with respect to the shares of Caterpillar common stock in that fund that are associated with your plan account by completing the voting instruction card or email notice you receive. The plan trustee will follow your voting instructions unless it determines that to do so would be contrary to law. If you do not provide voting instructions, the plan trustee will act in accordance with the employee benefit plan documents. In general, the plan documents specify that the trustee will vote the shares for which it does not receive instructions in the same proportion that it votes shares for which it received timely instructions unless it determines that to do so would be contrary to law.

You may revoke previously given voting instructions by following the instructions provided by the trustee.

Q:

WHAT ARE “BROKER NON-VOTES,” AND WHY IS IT IMPORTANT THAT I SUBMIT MY VOTING INSTRUCTIONS FOR SHARES I HOLD IN STREET NAME?

A:

Under the rules of the New York Stock Exchange (NYSE), if a broker or other financial institution holds your shares in its name, and you do not provide your voting instructions to them, that firm’s discretion to vote your shares for you is very limited. For this Annual Meeting, in the absence of your voting instructions, your broker only has discretion to vote on Proposal 2, the ratification of the appointment of our independent registered public accounting firm. It does not have discretion to vote your shares for any of the other proposals expected to be presented at the Annual Meeting. If you do not provide voting instructions and your broker elects to vote your shares on Proposal 2, the missing votes for each of the other proposals are considered “broker non-votes.”

Whether or not you plan to attend the Annual Meeting, we encourage you to vote your shares promptly.

Q:

HOW CAN I AUTHORIZE SOMEONE ELSE TO ATTEND THE ANNUAL MEETING OR VOTE FOR ME?

A:

Registered Holders: Registered shareholders can authorize someone other than the individual(s) named on the Proxy Card or Notice to attend the virtual meeting or vote on their behalf by crossing out the individual(s) named on the Proxy Card or Notice and inserting the name, address and email address of the individual being authorized. Request registration of an authorized representative by forwarding an image of your updated Proxy Card or Notice to Computershare either by email to legalproxy@computershare.com or by mail to Computershare, Caterpillar Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Street Holders: Street name holders can authorize someone other than the individual(s) named on the legal proxy obtained from their broker to attend the virtual meeting or vote on their behalf by providing written authorization to the individual being authorized along with the legal proxy.

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Contact information for the authorized individual, including name, address and email address is required for registration of the authorized representative. Requests for registration of an authorized representative along with the contact information specified above and an image of your legal proxy should be directed to Computershare either by email to legalproxy@computershare.com or by mail to Computershare, Caterpillar Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001.

Requests for registration of an authorized representative must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Time on June 3, 2022.

Q:

HOW CAN I ASK QUESTIONS PERTINENT TO MEETING MATTERS?

A:

Shareholders may submit questions either before the Annual Meeting (from May 26 to June 2, 2022) or during the Annual Meeting. If you wish to submit a question either before or during the meeting, please log into www.meetnow.global/M4GARLQ, enter the meeting password and your 15-digit control number (or the control number provided by your broker or nominee if you are a “street holder”), then follow the instructions to submit a question. Questions pertinent to meeting matters will be answered during the meeting, subject to time limitations.

Q:

HOW CAN I CHANGE OR REVOKE MY PROXY?

A:

Registered Holders: You may change or revoke your proxy by submitting a written notice of revocation to Caterpillar Inc. c/o Corporate Secretary at 510 Lake Cook Road, Suite 100, Deerfield, IL 60015 before the Annual Meeting or by attending the Annual Meeting and voting. For all methods of voting, the last vote cast will supersede all previous votes.

Street Holders: You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

Q:

WHAT IS THE QUORUM REQUIREMENT FOR THE ANNUAL MEETING?

A:

A quorum of shareholders is necessary to hold a valid meeting. Holders of at least one-third of all Caterpillar common stock must be present in person or by proxy at the Annual Meeting to constitute a quorum. Abstentions and shares represented by broker non-votes that are present and entitled to vote at the Annual Meeting are counted as present for establishing a quorum.

Q:

WHAT VOTE IS NECESSARY FOR ACTION TO BE TAKEN ON PROPOSALS?

A:

In uncontested elections, director nominees are elected by a majority vote of the shares cast, meaning that each director nominee must receive a greater number of shares voted “for” such director than shares voted “against” such director. If an incumbent director does not receive a greater number of shares voted “for” such director than shares voted “against” such director, then such director must tender his or her resignation to the Board of Directors.

In a contested election, director nominees are elected by a plurality of the votes cast, meaning that the nominees with the most affirmative votes are elected to fill the available seats.

All other actions presented for a vote of the shareholders at the Annual Meeting require an affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter.

Abstentions will have no effect on director elections. Abstentions will have the effect of a vote against all other proposals. Broker non-votes will not have an effect on any of the proposals presented for your vote.

Votes submitted by mail, telephone, mobile device or Internet will be voted by the individuals named on the card (or the individual properly authorized) in the manner indicated. If you do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations. If you hold shares in more than one account, you must vote each proxy and/or voting instruction card you receive to ensure that all shares you own are voted.

Q:

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:

Whenever possible, registered shares and plan shares for multiple accounts with the same registration will be combined into the same proxy card. Shares with different registrations cannot be combined, and as a result, you may receive more than one proxy card. For example, shares held in your individual account will not be combined on the same proxy card as shares held in a joint account with your spouse.

Street shares are not combined with registered or plan shares and may result in your receipt of more than one proxy card. For example, shares held by a broker for your account will not be combined with shares registered directly in your name.

If you hold shares in more than one form, you must vote separately for each notice, proxy and/or voting instruction card or email notification you receive that has a unique control number to ensure that all shares you own are voted.

If you receive more than one proxy card for accounts that you believe could be combined because the registration is the same, contact our transfer agent (for registered shares) or your broker (for street shares) to request that the accounts be combined for future mailings.

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Q:

WHAT IS HOUSEHOLDING?

A:

The Company and its intermediaries may engage in “householding,” which refers to the process pursuant to which delivery requirements for proxy statements and notices may be satisfied with respect to two or more shareholders sharing the same address through the delivery of a single proxy statement or a single Internet Notice addressed to those shareholders unless contrary instructions have been received. If your proxy materials are being householded, and you would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents, and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of the proxy materials by contacting the Corporate Secretary at (224) 551-4000 or 510 Lake Cook Road, Suite 100, Deerfield, Illinois 60015.

Q:

WHO PAYS FOR THE SOLICITATION OF PROXIES?

A:

Caterpillar pays the cost of soliciting proxies on behalf of the Board of Directors. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in-person. We have hired Georgeson LLC to assist in the solicitation. We will pay Georgeson LLC a fee of $16,000 for these services and will reimburse their out-of-pocket expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. Proxies may also be solicited on behalf of the Board by directors, officers or employees of Caterpillar by telephone or in-person, or by mail or through the Internet. No additional compensation will be paid to such directors, officers or employees for soliciting proxies.

Q:

WHERE CAN I FIND VOTING RESULTS OF THE ANNUAL MEETING?

A:

We will announce preliminary voting results at the Annual Meeting and publish the final results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.

 2022 PROXY STATEMENT    70

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ENTERPRISE AWARDS AND RECOGNITION

**THIRD PARTIES REGULARLY RECOGNIZE OUR EFFORTS.
WE ARE PLEASED TO HIGHLIGHT SOME OF OUR 2021 AWARDS.**

WORLD'S MOST ADMIRED COMPANIES
FORTUNE MAGAZINE

#78 ON THE FORTUNE 500
FORTUNE MAGAZINE

DOW JONES SUSTAINABILITY INDEX
WORLD AND NORTH AMERICA

WORLD'S MOST SUSTAINABLY MANAGED COMPANIES
THE WALL STREET JOURNAL

BEST-MANAGED COMPANIES OF 2021
THE WALL STREET JOURNAL

BEST EMPLOYERS FOR DIVERSITY 2021
FORBES

UNITED WAY WORLDWIDE'S GLOBAL CORPORATE LEADERSHIP PROGRAM

CORPORATE EQUALITY INDEX
HUMAN RIGHTS CAMPAIGN FOUNDATION

#82 BEST GLOBAL BRANDS
INTERBRAND

**FOR A FULL LIST OF OUR 2021 AWARDS AND RECOGNITIONS,
PLEASE VISIT: WWW.CATERPILLAR.COM/AWARDS**

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CAT

2022
PROXY STATEMENT

Notice of Annual Meeting

CATERPILLAR®

© 2022 Caterpillar. All Rights Reserved. CAT, CATERPILLAR, LET'S DO THE WORK, their respective logos, "Caterpillar Corporate Yellow", the "Power Edge" and Cat "Modern Hex" trade dress as well as corporate and product identity used herein, are trademarks of Caterpillar and may not be used without permission.

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CATERPILLAR® VOTE

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/CAT** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CAT

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2022 Annual Meeting Proxy and Voting Instruction Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4 and AGAINST Proposals 5 - 7.

1. Election of Directors:

	For	Against	Abstain
01 - Kelly A. Ayotte	☐	☐	☐
02 - David L. Calhoun	☐	☐	☐
03 - Daniel M. Dickinson	☐	☐	☐
04 - Gerald Johnson	☐	☐	☐
05 - David W. MacLennan	☐	☐	☐
06 - Debra L. Reed-Klages	☐	☐	☐
07 - Edward B. Rust, Jr.	☐	☐	☐
08 - Susan C. Schwab	☐	☐	☐
09 - D. James Umpleby III	☐	☐	☐
10 - Rayford Wilkins, Jr.	☐	☐	☐

	For	Against	Abstain
2. Ratification of our Independent Registered Public Accounting Firm	☐	☐	☐
3. Advisory Vote to Approve Executive Compensation	☐	☐	☐
4. Shareholder Proposal - Report on Climate	☐	☐	☐
5. Shareholder Proposal - Lobbying Disclosure	☐	☐	☐
6. Shareholder Proposal - Report on Activities in Conflict-Affected Areas	☐	☐	☐
7. Shareholder Proposal - Special Shareholder Meeting Improvement	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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1UPX 538380

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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The 2022 Annual Meeting of Shareholders of Caterpillar Inc. will be held on Wednesday, June 8, 2022 at 8:00 a.m. Central Time, virtually via the Internet at meetnow.global/M4GARLQ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: https://www.caterpillar.com/proxymaterials

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/CAT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Caterpillar Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 8, 2022

At the Annual Meeting of Shareholders of Caterpillar Inc. (the "Company" or "Caterpillar") on June 8, 2022, or at any adjournments thereof, the undersigned (i) hereby appoints Nicole M. Puza and Barbara Thomas, and each of them, proxies with power of substitution to vote the common stock of the undersigned and/or (ii) with respect to Caterpillar or subsidiary employee benefit plans ("Plan(s)") for which THE NORTHERN TRUST COMPANY acts as directed Trustee (the "Trustee") for the Plans' Trusts, hereby directs the Trustee to appoint Nicole M. Puza and Barbara Thomas, and each of them, proxies with power of substitution to vote all shares of the Company's stock credited to the accounts of the undersigned under any Plan(s) held under the Trusts at the close of business on April 13, 2022, as directed hereon on the following matters, and, in their discretion, on any other matters that may come before the meeting. For Plan participants, if the Trustee has not received directions from the undersigned by 8:00 a.m. Eastern Time, on June 7, 2022, the Trustee will vote the shares for which they do not receive instructions ("Undirected Shares") in the same proportion that they votes shares for which they received timely instructions, unless the Trustee determines that to do so would be contrary to law. Further, under the Plan(s), participants are "named fiduciaries" as defined under ERISA to the extent of their authority to direct the voting of the shares held in their accounts and the proportionate share of Undirected Shares in the Trust(s).

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed, FOR Proposals 2-4 and AGAINST Proposals 5-7. You are encouraged to specify your choices by marking the appropriate boxes. However, if you wish to vote in accordance with the Board of Directors' recommendations, simply sign and return this card.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.